As filed with the Securities and Exchange Commission on March 30, 2011

File Nos. 811-09607

333-88517

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 23	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 25 (Check appropriate box or boxes)	☒

FAIRHOLME FUNDS, INC.

(Exact name of Registrant as Specified in Charter)

4400 BISCAYNE BLVD

MIAMI, FL 33137

(Address of Principal Executive Office)

305-358-3000

(Registrant’s Telephone Number, including Area Code)

MR. BRUCE R. BERKOWITZ

FAIRHOLME CAPITAL MANAGEMENT, LLC

4400 BISCAYNE BLVD

MIAMI, FL 33137

(Name and address of agent for Service)

Copies of Communications to:

Mr. Paul M. Miller

Seward & Kissel LLP

1200 G Street, N.W.

Washington, D.C. 20005

It is proposed that this filing will become effective (check appropriate box)

☒	Immediately upon filing pursuant to Rule 485(b).
☐	on (date) pursuant to Rule 485(b).
☐	on (date) pursuant to Rule 485(a)(1).
☐	60 days after filing pursuant to Rule 485 (a)(1).
☐	75 days after filing pursuant to Rule 485 (a)(2).
☐	on (date) pursuant to Rule 485(a)(2).

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number of shares under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 promulgated under the Investment Company Act of 1940, as amended. Therefore, no registration fee is due with this filing.

FAIRHOLME

Ignore the crowd.

(“COMPANY”)

FAIRHOLME FUNDS INC.

MARCH 30, 2011	PROSPECTUS

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1-866-202-2263

fairholmefunds.com

FOR MORE INFORMATION	Back Cover

THE FAIRHOLME FUND

(“Fairholme Fund”)

The Fairholme Fund’s Investment Objective

The Fairholme Fund’s investment objective is long-term growth of capital.

The Fairholme Fund’s Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fairholme Fund.

SHAREHOLDER FEES
(Fees Paid Directly From Your Investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of amount reinvested)	None
Redemption Fee Paid to the Fairholme Fund (as a percentage of amount redeemed within 60 days of purchase, if applicable)	2.00%

Shareholders will be charged fees by the Fairholme Fund’s transfer agent for outgoing wire transfers, returned checks and stop payment orders relating to such shareholders’ transactions. Additionally, individual retirement accounts and Coverdell education savings accounts will be charged an annual custodial maintenance fee by the Fairholme Fund’s custodian.

ANNUAL FUND OPERATING EXPENSES
(Expenses That You Pay Each Year As A Percentage Of The Value Of Your Investment In The Fairholme Fund)
Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses	0.01%

Total Annual Fund Operating Expenses	1.01%

“Other expenses” include acquired fund fees and expenses, which are incurred indirectly by the Fairholme Fund as a result of the Fairholme Fund’s investing in securities issued by one or more investment companies. Please note that the Total Annual Fund Operating Expenses in the table above do not correlate to the Ratios of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus.

Example

This Example is intended to help you compare the cost of investing in the Fairholme Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fairholme Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fairholme Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$103	$322	$558	$1,236

The Fairholme Fund’s Portfolio Turnover

The Fairholme Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fairholme Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fairholme Fund’s performance. During the most recent fiscal year, the Fairholme Fund’s portfolio turnover rate was 88.74% of the average value of its portfolio.

The Fairholme Fund’s Principal Investment Strategies

The Manager attempts, under normal circumstances, to achieve the Fairholme Fund’s investment objective by investing in a focused portfolio of equity and fixed-income securities. The proportion of the Fairholme Fund’s assets invested in each type of asset class will vary from time to time based upon the Manager’s assessment of general market and economic conditions. The Fairholme Fund may invest in, and may shift frequently among, asset classes and market sectors.

The equity securities in which the Fairholme Fund may invest include common and preferred stock (including convertible preferred stock), partnership interests, business trust shares, depository receipts, rights and warrants to subscribe for the purchase of equity securities, and interests in real estate investment trusts (“REITs”).

The fixed-income securities in which the Fairholme Fund may invest include U.S. corporate debt securities, non-U.S. corporate debt securities, bank debt (including bank loans and participations), U.S. government and agency debt securities, short-term debt obligations of foreign governments and foreign money market instruments.

The Fairholme Fund may also invest in “special situations,” which are situations when the securities of a company are expected to appreciate within a reasonable time due to company-specific developments rather than general business conditions or movements of the market as a whole.

The Manager uses fundamental analysis to identify certain attractive characteristics of companies. Such characteristics may include: high free cash flow yields in relation to market values and risk-free rates; sensible capital allocation policies; strong competitive positions; solid balance sheets; stress-tested owner/managers; participation in stressed industries having reasonable prospects for recovery; potential for long-term growth; significant tangible assets in relation to enterprise values; high returns on invested equity and capital; and the production of essential services and products. The Manager defines free cash flow as the cash a company would generate annually from operations after all cash outlays necessary to maintain the business in its current condition.

Although the Fairholme Fund normally holds a focused portfolio of equity and fixed-income securities, the Fairholme Fund is not required to be fully invested in such securities and may maintain a significant portion of its total assets in cash and securities generally considered to be cash equivalents.

The Fairholme Fund may also use other investment strategies and invest its assets in other types of investments, which are described in the section in this Prospectus entitled “Additional Information about the Funds’ Investments and Risks,” and in the Fairholme Fund’s Statement of Additional Information (“SAI”).

Principal Risks of Investing in the Fairholme Fund

General Risks. All investments are subject to inherent risks, and an investment in the Fairholme Fund is no exception. Accordingly, you may lose money by investing in the Fairholme Fund. Markets can trade in random or cyclical price patterns, and prices can fall over time. The value of the Fairholme Fund’s investments will fluctuate as markets fluctuate and could decline over short- or long-term periods.

Equity Risk. The Fairholme Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fairholme Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

Focused Portfolio and Non-Diversification Risks. The Fairholme Fund may have more volatility and is considered to have more risk than a fund that invests in securities of a greater number of issuers because changes in the value of a single issuer’s security may have a more significant effect, either negative or positive, on the Fairholme Fund’s net asset value (“NAV”). To the extent that the Fairholme Fund invests its assets in the securities of fewer issuers, the Fairholme Fund is subject to greater risk of loss if any of those securities become impaired.

Special Situation Risk. Investments in special situations may involve greater risks when compared to the Fairholme Fund’s other strategies due to a variety of factors. Mergers, reorganizations, liquidations or recapitalizations may fail or not be completed on the terms originally contemplated, and expected developments may not occur in a timely manner, or at all.

Interest Rate Risk. The Fairholme Fund’s investments are subject to interest rate risk, which is the risk that the value of a security will decline because of a change in general interest rates. Investments subject to interest rate risk will usually decrease in value when interest rates rise and rise in value when interest rates decline. Also, securities with long maturities typically experience a more pronounced change in value when interest rates change.

Credit Risk. The Fairholme Fund’s investments are subject to credit risk. An issuer’s credit quality depends on its ability to pay interest on and repay its debt and other obligations. Defaulted securities (or those expected to default) are subject to additional risks in that the securities may become subject to a plan or reorganization that can diminish or eliminate their value. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security. The Manager does not rely solely on third party credit ratings to select the Fairholme Fund’s portfolio securities.

High Yield Security Risk. Investments in fixed-income securities that are rated below investment grade by one or more nationally recognized statistical rating organization (“NRSROs”) or that are unrated and are deemed to be of similar quality (“high yield securities”) may be subject to greater risk of loss of principal and interest than investments in higher-rated fixed-income securities. High yield securities are also generally considered to be subject to greater market risk than higher-rated securities.

Bank Debt Risk. The Fairholme Fund may invest in bank debt, which may include interests in loans to companies or their affiliates undertaken for various purposes. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a company and one or more financial institutions, including banks. The Fairholme Fund’s investment may be in the form of participation in loans or in the form of assignments of all or a portion of loans from third parties. Investments in bank debt involve credit risk, interest rate risk, liquidity risk and other risks, including the risk that any loan collateral may become impaired or that the Fairholme Fund may obtain less than the full value for the loan interests when sold.

Small- to Medium-Capitalization Risk. Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- to mid-capitalization companies may have additional risks because, among other things, these companies have limited product lines, markets or financial resources.

An investment in the Fairholme Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Further discussion about other risks of investing in the Fairholme Fund may be found in the section in this Prospectus entitled “Additional Information about the Funds’ Investments and Risks,” and in the Fairholme Fund’s SAI.

The Fairholme Fund’s Past Performance

The bar chart and table set out below show the Fairholme Fund’s historical performance and provide some indication of the risks of investing in the Fairholme Fund by showing changes in the Fairholme Fund’s performance from year to year and by showing how the Fairholme Fund’s average annual total returns for 1-, 5-, and 10-year periods and since inception compare to the performance of the S&P 500 Index. The Fairholme Fund’s past performance (before and after taxes) may not be an indication of how the Fairholme Fund will perform in the future. Updated performance information for the Fairholme Fund may be obtained by visiting www.fairholmefunds.com or by calling 1-866-202-2263.

Annual Returns for the Fairholme Fund for the Last 10 Calendar Years

Best Quarter - 2nd Qtr 2009: +32.74%	Worst Quarter - 4th Qtr 2008: -24.00%

Average Annual Total Returns for the Fairholme Fund

(for the periods ended December 31, 2010)

Portfolio Returns	1 Year	5 Years	10 Years	Since Inception (12/29/1999)
Return Before Taxes	25.47%	9.97%	11.46%	14.47%
Return After Taxes on Distributions	24.36%	9.48%	11.05%	14.02%
Return After Taxes on Distributions and Sale of Fairholme Fund Shares	17.88%	8.55%	10.13%	12.97%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%	0.45%

The theoretical “after-tax” returns shown in the table are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Your actual “after-tax” returns depend on your personal tax situation and may differ from the returns shown above. Also, “after-tax” return information is not relevant to shareholders who hold Fairholme Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The “after-tax” returns shown in the table reflect past tax effects and are not predictive of future tax effects.

The S&P 500 Index is a widely recognized, unmanaged index of 500 of the largest companies in the United States as measured by market capitalization. The S&P 500 Index assumes reinvestment of all dividends and distributions. Because indices cannot be invested in directly, these index returns do not reflect a deduction for fees, expenses or taxes.

The Fairholme Fund’s Investment Adviser

Fairholme Capital Management, L.L.C., the Manager, provides investment advisory services to the Fairholme Fund.

The Fairholme Fund’s Portfolio Management Team

Bruce R. Berkowitz, Managing Member of the Manager and President and a Director of the Company, is the lead manager of the Fairholme Fund’s portfolio management team, and has been the Fairholme Fund’s lead manager since its inception. Mr. Berkowitz is responsible for the day-to-day management of the Fairholme Fund’s portfolio. Members of the portfolio management team advise Mr. Berkowitz prior to executing transactions on behalf of the Fairholme Fund.

Charles M. Fernandez is a member of the Fairholme Fund’s portfolio management team. Mr. Fernandez is the President of the Manager, and Vice President and a Director of the Company. He has served as a member of the Fairholme Fund’s portfolio management team since January 2008.

Purchase and Sale of Fairholme Fund Shares

Your purchase of Fairholme Fund shares is subject to the following minimum investment amounts (which may be waived by the Manager in its discretion):

Minimum Investment To Open Account	$10,000
Minimum Subsequent Investment (Non-Automatic Investment Plan Members)	$1,000
Minimum Subsequent Investment (Automatic Investment Plan Members)	$250 per month minimum ($100 per month minimum for Fairholme Fund shareholders who became AIP members prior to September 1, 2008)

You may purchase or redeem Fairholme Fund shares through your financial intermediary or by contacting the Fairholme Fund: (i) by telephone at 1-866-202-2263; or (ii) in writing c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9692, Providence, RI 02940-9692; or (iii) if using overnight delivery c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581-1722.

Tax Information for the Fairholme Fund

The Fairholme Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fairholme Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fairholme Fund and its related companies may pay the intermediary for certain administrative and shareholder servicing functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fairholme Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

THE FAIRHOLME FOCUSED INCOME FUND

(“Income Fund”)

The Income Fund’s Investment Objective

The Income Fund seeks current income, other forms of cash distributions and capital preservation.

The Income Fund’s Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Income Fund.

SHAREHOLDER FEES
(Fees Paid Directly From Your Investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of amount reinvested)	None

Shareholders will be charged fees by the Income Fund’s transfer agent for outgoing wire transfers, returned checks and stop payment orders relating to such shareholders’ transactions. Additionally, individual retirement accounts and Coverdell educational savings accounts will be charged an annual custodial maintenance fee by the Income Fund’s custodian.

ANNUAL FUND OPERATING EXPENSES
(Expenses That You Pay Each Year As A Percentage Of The Value Of Your Investment In The Income Fund)
Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses
Acquired Fund Fees and Expenses	0.02%

Total Annual Fund Operating Expenses	1.02%

Fee Waiver and/or Expense Reimbursement	(0.25%	)

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.77%

“Acquired Fund Fees and Expenses” are those fees and expenses incurred indirectly by the Income Fund as a result of investing in securities of one or more investment companies, including money market funds. Please note that the Total Annual Fund Operating Expenses in the table above do not correlate to the Ratios of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus.

The Manager has contractually agreed to waive a portion of its management fees and/or pay the Income Fund’s expenses (excluding taxes, interest, brokerage commissions,

acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation) in order to limit the expenses of the Income Fund to 0.75% of the Income Fund’s daily average net assets. The fee waiver/expense limitation shall remain in effect until the effective date of the Income Fund’s prospectus incorporating the Income Fund’s audited financial statements for the Income Fund’s fiscal year ending 2011. The fee waiver/expense limitation may continue from year-to-year thereafter as determined by the Manager and approved by the Company’s Board of Directors (“Board”). The fee waiver/expense limitation agreement permits the Manager to seek reimbursement for fee waivers and/or expense limitation payments made on behalf of the Income Fund during the three fiscal years prior to the fiscal year during which such request is made. Any such reimbursement is subject to the Board’s review and approval. A reimbursement may be requested by the Manager if the aggregate amount actually paid by the Income Fund toward operating expenses for a fiscal year (taking into account any reimbursement) does not exceed the fee waiver/expense limitation for that year, or, if no such fee waiver/expense limitation is effective for that year, the management fee payable by the Income Fund to the Manager for that year.

The Manager has reduced the fee waiver from 0.50% to 0.25%, as reflected in the table, effective as of March 30, 2011.

Example

This Example is intended to help you compare the cost of investing in the Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Income Fund’s operating expenses remain the same and that the Manager’s agreement to waive a portion of its management fee is not extended beyond one year after the effective date of this Prospectus or beyond the effective date of the Income Fund’s prospectus incorporating the Income Fund’s audited financial statements for the Income Fund’s fiscal year ending 2011. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$79	$300	$539	$1,225

The Income Fund’s Portfolio Turnover

The Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Income Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Income Fund’s performance. For the period from December 31, 2009, the date the Income Fund commenced operations, through November 30, 2010, the Income Fund’s portfolio turnover rate was 77.03% of the average value of its portfolio.

The Income Fund’s Principal Investment Strategies

The Manager attempts, under normal circumstances, to achieve the Income Fund’s investment objective by investing in a focused portfolio of cash distributing securities. The Income Fund will typically invest in the securities of 15 to 50 issuers. To maintain maximum flexibility, the securities in which the Income Fund may invest include, corporate debt securities of issuers in the U.S. and foreign countries, bank debt (including bank loans and participations), government and agency debt securities of the U.S. and foreign countries, convertible bonds and other convertible securities and equity securities, including preferred and common stock, and interests in REITs. The Income Fund’s securities may be rated by NRSROs such as Moody’s Investors Services (“Moody’s”) or Standard & Poor (“S&P”), or may be unrated. The Manager may invest in securities for the Income Fund without regard to maturity or the rating of the issuer of the security. The Income Fund may invest without limit in lower-rated securities. Lower-rated securities are those rated below “Baa” by Moody’s or below “BBB” by S&P or that have comparable ratings from other NRSROs or, if unrated, are determined to be comparable to lower-rated debt securities by the Manager.

Although the Income Fund normally holds a focused portfolio of securities, the Income Fund is not required to be fully invested in such securities and may maintain a significant portion of its total assets in cash and securities generally considered to be cash equivalents.

The Income Fund may also use other investment strategies and invest its assets in other types of investments, which are described in the section in this Prospectus entitled “Additional Information about the Funds’ Investments and Risks,” and in the Income Fund’s SAI.

Principal Risks of Investing in the Income Fund

General Risks. All investments are subject to inherent risks, and an investment in the Income Fund is no exception. Accordingly, you may lose money by investing in the Income Fund. Markets can trade in random or cyclical price patterns, and prices can fall over time. The value of the Income Fund’s investments will fluctuate as markets fluctuate and could decline over short- or long-term periods.

Interest Rate Risk. The Income Fund’s investments are subject to interest rate risk, which is the risk that the value of a security will decline because of a change in general interest rates. Investments subject to interest rate risk will usually decrease in value when interest rates rise and rise in value when interest rates decline. Also, securities with long maturities typically experience a more pronounced change in value when interest rates change.

Credit Risk. The Income Fund’s investments are subject to credit risk. An issuer’s credit quality depends on its ability to pay interest on and repay its debt and other obligations. Defaulted securities (or those expected to default) are subject to additional risks in that the securities may become subject to a plan or reorganization that can diminish or eliminate their value. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security. The Manager does not rely solely on third party credit ratings to select the Income Fund’s portfolio securities.

High Yield Security Risk. Investments in fixed-income securities that are rated below investment grade by one or more NRSROs or that are unrated and are deemed to be of similar quality high yield securities may be subject to greater risk of loss of principal and interest than investments in higher-rated fixed-income securities. High yield securities are also generally considered to be subject to greater market risk than higher-rated securities.

Focused Portfolio and Non-Diversification Risks. The Income Fund may have more volatility and is considered to have more risk than a fund that invests in securities of a greater number of issuers because changes in the value of a single issuer’s security may have a more significant effect, either negative or positive, on the Income Fund’s NAV. To the extent that the Income Fund invests its assets in the securities of fewer issuers, the Income Fund is subject to greater risk of loss if any of those securities become impaired.

Bank Debt Risk. The Income Fund may invest in bank debt, which may include interests in loans to companies or their affiliates undertaken for various purposes. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a company and one or more financial institutions, including banks. The Income Fund’s investment may be in the form of participation in loans or of assignments of all or a portion of loans from third parties. Investments in bank debt involve credit risk, interest rate risk, liquidity risk and other risks, including the risk that any loan collateral may become impaired or that the Income Fund may obtain less than the full value for the loan interests when sold.

An investment in the Income Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Further discussion about other risks of investing in the Income Fund may be found in the section in this Prospectus entitled “Additional Information about the Funds’ Investments and Risks,” and in the Income Fund’s SAI.

The Income Fund’s Past Performance

The bar chart and table set out below show the Income Fund’s performance since it commenced operations on December 31, 2009, and provide some indication of the risks of investing in the Income Fund by showing the Income Fund’s performance for the calendar year ended 2010, and how the Income Fund’s average annual returns for that year compare to the performance of the Barclays Capital U.S. Aggregate Bond Index. The Income Fund’s past performance (before and after taxes) may not be an indication of how the Income Fund will perform in the future. Updated performance information for the Income Fund may be obtained by visiting www.fairholmefunds.com or by calling 1-866-202-2263.

Annual Returns for the Income Fund for the Last Calendar Year

Best Quarter - 3rd Qtr 2010: +4.38%	Worst Quarter - 2nd Qtr 2010: -0.29%

Average Annual Total Returns for the Income Fund

(for the period ended December 31, 2010)

Portfolio Returns	1 Year
Return Before Taxes	11.16%
Return After Taxes on Distributions	9.86%
Return After Taxes on Distributions and Sale of Income Fund Shares	7.36%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	6.54%

The theoretical “after-tax” returns shown in the table are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Your actual “after-tax” returns depend on your personal tax situation and may differ from the returns shown above. Also, “after-tax” return information is not relevant to shareholders who hold Income Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The “after-tax” returns shown in the table reflect past tax effects and are not predictive of future tax effects.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged market-weighted index comprised of investment grade corporate bonds (rated BBB or better), mortgages, and U.S. Treasury and government agency issues with at least one year to maturity.

The Income Fund’s Investment Adviser

Fairholme Capital Management, L.L.C., the Manager, provides investment advisory services to the Income Fund.

The Income Fund’s Portfolio Management Team

Bruce R. Berkowitz, Managing Member of the Manager and President and a Director of the Company, is the lead manager on the Income Fund’s portfolio management team, and has been the Income Fund’s lead manager since its inception. Mr. Berkowitz is responsible for the day-to-day management of the Income Fund’s portfolio. Members of the portfolio management team advise Mr. Berkowitz prior to executing transactions on behalf of the Income Fund.

Charles M. Fernandez is a member of the Income Fund’s portfolio management team. Mr. Fernandez is the President of the Manager, and Vice President and a Director of the Company. He has served as a member of the Income Fund’s portfolio management team since its inception.

Purchase and Sale of Income Fund Shares

Your purchase of Income Fund shares is subject to the following minimum investment amounts (which may be waived by the Manager in its discretion):

Minimum Investment To Open Account	$25,000
Minimum Subsequent Investment (Non-Automatic Investment Plan Members)	$2,500 for Regular Accounts	$1,000 for IRAs
Minimum Subsequent Investment (Automatic Investment Plan Members)	$250 per month minimum

You may purchase or redeem Income Fund shares through your financial intermediary or by contacting the Income Fund: (i) by telephone at 1-866-202-2263; or (ii) in writing c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9692, Providence, RI 02940-9692; or (iii) if using overnight delivery c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581-1722.

Tax Information for the Income Fund

The Income Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Income Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Income Fund and its related companies may pay the intermediary for certain administrative and shareholder servicing functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Income Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

THE FAIRHOLME ALLOCATION FUND

(“Allocation Fund”)

The Allocation Fund’s Investment Objective

The Allocation Fund seeks long-term total return.

The Allocation Fund’s Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Allocation Fund.

SHAREHOLDER FEES
(Fees Paid Directly From Your Investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of amount reinvested)	None
Redemption Fee Paid to the Fund (as a percentage of amount redeemed within 60 days of purchase, if applicable)	2.00%

Shareholders will be charged fees by the Allocation Fund’s transfer agent for outgoing wire transfers, returned checks and stop payment orders relating to such shareholders’ transactions. Additionally, individual retirement accounts and Coverdell educational savings accounts will be charged an annual custodial maintenance fee by the Allocation Fund’s custodian.

ANNUAL FUND OPERATING EXPENSES
(Expenses That You Pay Each Year As A Percentage Of The Value Of Your Investment In The Allocation Fund)
Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses	0.00%

Total Annual Fund Operating Expenses	1.00%
Fee Waiver and/or Expense Reimbursement	(0.25%	)

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.75%

Other Expenses are based on estimated amounts for the current fiscal year.

The Manager has contractually agreed to waive a portion of its management fees and/or pay the Allocation Fund’s expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation) in order to limit the expenses of the Allocation Fund to 0.75% of the Allocation Fund’s daily average net assets. The fee waiver/expense limitation became effective on the effective date of the Allocation Fund’s registration statement and shall remain in effect until the effective date of the Allocation Fund’s prospectus incorporating the Allocation Fund’s audited financial statements for the Allocation Fund’s fiscal year ending 2011. The fee waiver/expense limitation may continue from year-to-year thereafter as determined by the Manager and approved by the Company’s Board. The fee waiver/expense limitation agreement permits the Manager to seek reimbursement for fee waivers and/or expense limitation payments made on behalf of the Allocation Fund during the three fiscal years prior to the fiscal year during which such request is made. Any such reimbursement is subject to the Board’s review and approval. A reimbursement may be requested by the Manager if the aggregate amount actually paid by the Allocation Fund toward operating expenses for a fiscal year (taking into account any reimbursement) does not exceed the fee waiver/expense limitation for that year, or, if no such fee waiver/expense limitation is effective for that year, the management fee payable by the Allocation Fund to the Manager for that year.

Example

This Example is intended to help you compare the cost of investing in the Allocation Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Allocation Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Allocation Fund’s operating expenses remain the same and that the Manager’s agreement to waive a portion of its management fee is not extended beyond one year after the effective date of this Prospectus or beyond the effective date of the Allocation Fund’s prospectus incorporating the Allocation Fund’s audited financial statements for the Allocation Fund’s fiscal year ending 2011. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$77	$294

The Allocation Fund’s Portfolio Turnover

The Allocation Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Allocation Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Allocation Fund’s performance.

The Allocation Fund’s Principal Investment Strategies

The Allocation Fund seeks long-term total return from capital appreciation and income. Under normal circumstances, the Allocation Fund seeks to achieve its investment objective by investing opportunistically in a focused portfolio of investments in the equity, fixed-income and cash and cash-equivalent asset classes. The proportion of the Allocation Fund’s portfolio invested in each asset class will vary from time to time based on the Manager’s assessment of relative fundamental values of securities and other investments in the class, the attractiveness of investment opportunities within each asset class, general market and economic conditions, and expected future returns of investments.

The Allocation Fund may invest in any, all or none of the targeted asset classes at any given time. There is no limitation on the amount of the Allocation Fund’s portfolio that may be allocated to any one of these asset classes. The Allocation Fund may maintain a significant portion of its assets in cash and cash-equivalent securities and investments.

In addition, the Allocation Fund may invest in securities and other investments without regard to the jurisdictions in which the issuers of the securities are organized or situated and without regard to the market capitalizations or sectors of the issuers. The Allocation Fund may also invest in securities without regard to maturity or the rating of the issuer of the security. The Allocation Fund may invest, for example, without limit in lower-rated securities, which are those securities rated below “Baa” by Moody’s or below “BBB” by S&P or that have comparable ratings from other NRSROs or, if unrated, are determined to be comparable to lower-rated debt securities by the Manager.

The Allocation Fund may also use other investment strategies and invest its assets in other types of investments, which are described in the section in this Prospectus entitled “Additional Information about the Funds’ Investments and Risks,” and in the Allocation Fund’s SAI.

Principal Risks of Investing in the Allocation Fund

General Risks. All investments are subject to inherent risks, and an investment in the Allocation Fund is no exception. Accordingly, you may lose money by investing in the Allocation Fund. Markets can trade in random or cyclical price patterns, and prices can fall over periods of time. The value of the Allocation Fund’s investments will fluctuate as markets fluctuate and could decline over short- or long-term periods.

Allocation Risk. The allocation of investments among the different asset classes, such as equity or fixed-income asset classes, may have a more significant effect on the Allocation Fund’s NAV when one of these classes is performing more poorly than others.

Equity Risk. The Allocation Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Allocation Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

Interest Rate Risk. The Allocation Fund’s investments are subject to interest rate risk, which is the risk that the value of a security will decline because of a change in general interest rates. Investments subject to interest rate risk will usually decrease in value when interest rates rise and rise in value when interest rates decline. Also, securities with long maturities typically experience a more pronounced change in value when interest rates change.

Credit Risk. The Allocation Fund’s investments are subject to credit risk. An issuer’s credit quality depends on its ability to pay interest on and repay its debt and other obligations. Defaulted securities (or those expected to default) are subject to additional risks in that the securities may become subject to a plan or reorganization that can diminish or eliminate their value. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security. The Manager does not rely solely on third party credit ratings to select the Allocation Fund’s portfolio securities.

High Yield Security Risk. Investments in fixed-income securities that are rated below investment grade by one or more NRSROs or that are unrated and are deemed to be of similar quality may be subject to greater risk of loss of principal and interest than investments in higher-rated fixed-income securities. High yield securities are also generally considered to be subject to greater market risk than higher-rated securities.

Focused Portfolio and Non-Diversification Risks. The Allocation Fund may have more volatility and is considered to have more risk than a fund that invests in securities of a greater number of issuers because changes in the value of a single issuer’s security may have a more significant effect, either negative or positive, on the Allocation Fund’s NAV. To the extent that the Allocation Fund invests its assets in the securities of fewer issuers, the Allocation Fund is subject to greater risk of loss if any of those securities become impaired.

Small- to Medium-Capitalization Risk. Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- to mid-cap companies may have additional risks because, among other things, these companies have limited product lines, markets or financial resources.

Prepayment Risk. The Allocation Fund’s investments may be subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a security can be difficult to predict and result in greater volatility.

Inflation Risk. This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Allocation Fund’s assets can decline as can the value of the Allocation Fund’s distributions. This risk increases as the Allocation Fund invests a greater portion of its assets in fixed-income securities with longer maturities.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Allocation Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

An investment in the Allocation Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Further discussion about other risks of investing in the Allocation Fund may be found in the section in this Prospectus entitled “Additional Information about the Funds’ Investments and Risks,” and in the Allocation Fund’s SAI.

The Allocation Fund’s Past Performance

No performance information is available for the Allocation Fund because it has not yet been in operation for a full calendar year.

The Allocation Fund’s Investment Adviser

Fairholme Capital Management, L.L.C., the Manager, provides investment advisory services to the Allocation Fund.

The Allocation Fund’s Portfolio Management Team

Bruce R. Berkowitz, Managing Member of the Manager and President and a Director of the Company, is the lead manager of the Allocation Fund’s portfolio management team, and has been the Allocation Fund’s lead manager since its inception. Mr. Berkowitz is responsible for the day-to-day management of the Allocation Fund’s portfolio. Members of the portfolio management team advise Mr. Berkowitz prior to executing transactions on behalf of the Allocation Fund.

Charles M. Fernandez is a member of the Allocation Fund’s portfolio management team. Mr. Fernandez is the President of the Manager and Vice President and a Director of the Company, and has served as a member of the Allocation Fund’s portfolio management team since its inception.

Purchase and Sale of Allocation Fund Shares

Your purchase of Allocation Fund shares is subject to the following minimum investment amounts (which may be waived by the Manager in its discretion):

Minimum Investment To Open Account	$25,000
Minimum Subsequent Investment (Non-Automatic Investment Plan Members)	$2,500 for Regular Accounts	$1,000 for IRAs
Minimum Subsequent Investment (Automatic Investment Plan Members)	$250 per month minimum

You may purchase or redeem Allocation Fund shares through your financial intermediary or by contacting the Allocation Fund: (i) by telephone at 1-866-202-2263; or (ii) in writing c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9692, Providence, RI 02940-9692; or (iii) if using overnight delivery c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581-1722.

Tax Information for the Allocation Fund

The Allocation Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Allocation Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Allocation Fund and its related companies may pay the intermediary for certain administrative and shareholder servicing functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Allocation Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS AND RISKS

This section of the Prospectus provides additional information about the investment practices and related risks of the Fairholme Fund, the Income Fund and the Allocation Fund (each a “Fund” and together, the “Funds”).

THE FAIRHOLME FUND

The Fairholme Fund’s Investment Objective and Investment Strategies

The Fairholme Fund’s investment objective is long-term growth of capital. The Fairholme Fund’s investment objective is fundamental and may be changed only with the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (“1940 Act”).

The Manager attempts, under normal circumstances, to achieve the Fairholme Fund’s investment objective by investing in a focused portfolio of equity and fixed-income securities. The proportion of the Fairholme Fund’s assets invested in each type of asset class will vary from time to time based upon the Manager’s assessment of general market and economic conditions. The Fairholme Fund may invest in, and may shift frequently among, the asset classes and market sectors.

The equity securities in which the Fairholme Fund may invest include common and preferred stock (including convertible preferred stock), partnership interests, business trust shares, interests in REITs, rights and warrants to subscribe for the purchase of equity securities and depository receipts. The Fairholme Fund may invest in equity securities without regard to the jurisdictions in which the issuers of the securities are organized or situated and without regard to the market capitalizations or sectors of such issuers.

The fixed-income securities in which the Fairholme Fund may invest include U.S. corporate debt securities, non-U.S. corporate debt securities, bank debt (including bank loans and participations), U.S. government and agency debt securities, short-term debt obligations of foreign governments and foreign money market instruments. Except for its investments in short-term debt obligations of foreign governments, the Fairholme Fund may invest in fixed-income securities regardless of the maturity or the rating of the issuer of the security. The Fairholme Fund’s investments in short-term debt obligations of foreign governments will generally have a maturity of six months or less and a credit rating of “A” or better by S&P or a similar rating by another NRSRO.

The Manager uses fundamental analysis to identify certain attractive characteristics of companies. Such characteristics may include: high free cash flow yields in relation to market values and risk-free rates; sensible capital allocation policies; strong competitive positions; solid balance sheets; stress-tested owners/managers; participation in stressed industries having reasonable prospects for recovery; potential for long-term growth; significant tangible assets in relation to enterprise values; high returns on invested equity and capital; and the production of essential services and products. The Manager defines free cash flow as the cash a company would generate annually from operations after all cash outlays necessary to maintain the business in its current condition.

The Fairholme Fund also may invest in “special situations” to achieve its objective. A special situation arises when the securities of a company are expected to appreciate within a reasonable time due to company-specific developments rather than general business conditions or movements of the market as a whole. Such developments and situations include liquidations, reorganizations, recapitalizations, mergers, management changes and technological developments. Investments in special situations may include equity securities or fixed-income securities, such as corporate debt, which may be in a distressed position as a result of economic or company specific developments. “Special situation” investments may include high yield fixed-income securities or “junk bonds” (i.e., securities that are rated below investment grade by S&P or by another NRSRO or similar unrated securities).

Subject to applicable legal restrictions, the Fairholme Fund may invest in securities of an issuer for the purpose of affecting the management or control of the issuer, although it is not the intention of the Fairholme Fund or the Manager to unilaterally control any issuer. The Fairholme Fund may obtain a controlling or other substantial position in a public or private company.

Although the Fairholme Fund normally holds a focused portfolio of equity and fixed-income securities, the Fairholme Fund is not required to be fully invested in such securities and may maintain a significant portion of its total assets in cash and securities generally considered to be cash equivalents, including, U.S. Government securities, money market funds, repurchase agreements and other high quality money market instruments. From time to time, cash and cash reserves may also include foreign securities, including short-term obligations of foreign governments or other high quality foreign money market instruments. The Fairholme Fund believes that a certain amount of liquidity in the Fairholme Fund’s portfolio is desirable both to meet operating requirements and to take advantage of new investment opportunities. Under adverse market conditions, when the Fairholme Fund is unable to find sufficient investments meeting its criteria, cash and cash reserves may comprise a significant percentage of the Fairholme Fund’s total assets. When the Fairholme Fund holds a significant portion of assets in cash and cash reserves, it may not meet its investment objective.

The Fairholme Fund may also use other investment strategies and may invest its assets in other types of investments, which are described in the SAI.

Additional Risks of Investing in the Fairholme Fund

General Risks. All investments are subject to inherent risks, and investments in the Fairholme Fund are no exception. Accordingly, you may lose money by investing in the Fairholme Fund. When you sell your Fairholme Fund shares, they may be worth less than what you paid for them because the value of the Fairholme Fund’s investments will fluctuate reflecting day-to-day changes in market conditions, interest rates and numerous other factors.

Market Risk. Markets can trade in random or cyclical price patterns, and prices can fall over time. The value of the Fairholme Fund’s investments will fluctuate as markets fluctuate and could decline over short- or long-term periods.

Focused Portfolio and Non-Diversification Risks. The Fairholme Fund attempts to invest in a limited number of securities. Accordingly, the Fairholme Fund may have more volatility and is considered to have more risk than a fund that invests in a greater number of securities because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fairholme Fund’s NAV. To the extent that the Fairholme Fund invests its assets in fewer securities, the Fairholme Fund is subject to greater risk of loss if any of those securities become permanently impaired.

The Fairholme Fund is considered to be “non-diversified” under the 1940 Act, which means that the Fairholme Fund can invest a greater percentage of its assets in the securities of fewer issuers than a diversified fund. The Fairholme Fund may also have a greater percentage of its assets invested in particular industries than a diversified fund, exposing the Fairholme Fund to the risk of unanticipated industry conditions as well as risks particular to a single company or the securities of a single company. Additionally, the NAV of a non-diversified fund generally is more volatile, and a shareholder may have a greater risk of loss if the shareholder redeems during a period of high volatility. Lack of broad diversification also may cause the Fairholme Fund to be more susceptible to economic, political, regulatory, liquidity or other events than a diversified fund.

Special Situation Risk. Investments in special situations may involve greater risks when compared to the Fairholme Fund’s other strategies due to a variety of factors. Mergers, reorganizations, liquidations or recapitalizations may not be completed on the terms originally contemplated, or may fail. Expected developments may not occur in a timely manner, or at all. Transactions may take longer than originally anticipated, resulting in lower annualized returns than contemplated at the time of investment. Furthermore, failure to anticipate changes in the circumstances affecting these types of investments may result in permanent loss of capital, where the Fairholme Fund may be unable to recoup some or all of its investment.

Foreign Securities Risk. The Fairholme Fund invests in foreign securities, and, from time to time, a significant percentage of the Fairholme Fund’s assets may be composed of foreign investments. Such investments involve greater risk in comparison to domestic investments for the following reasons: foreign companies, including foreign service providers used by the Fairholme Fund in connection with these investments, may not be subject to the same degree of regulation as U.S. companies, and there may be less publicly available information about foreign issuers than U.S. issuers; foreign companies may not be subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes, and such taxes may reduce the net return to Fairholme Fund shareholders; and foreign securities are often denominated in a currency other than the U.S. dollar. In connection with investments in foreign securities, there is the possibility of expropriation, confiscation, taxation, currency blockage, transaction processing delays or restrictions, or political or social instability, any of which could negatively affect the Fairholme Fund and the value of an investment in the Fairholme Fund.

Currency Risk. The Fairholme Fund is subject to currency risk because fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Fairholme Fund’s investments in foreign securities.

Asset Allocation Risk. The Fairholme Fund’s investments are subject to the risk that the allocation of investments in equity and fixed-income securities may have a more significant effect on the Fairholme Fund’s NAV when one of these asset classes is performing more poorly than the other.

Interest Rate Risk. The Fairholme Fund’s investments are subject to interest rate risk, which is the risk that the value of a security will decline because of a change in general interest rates. Investments subject to interest rate risk will usually decrease in value when interest rates rise and rise in value when interest rates decline. Also, securities with long maturities typically experience a more pronounced change in value when interest rates change.

Credit Risk. The Fairholme Fund’s investments are subject to credit risk. An issuer’s credit quality depends on its ability to pay interest on and repay its debt and other obligations. Defaulted securities (or those expected to default) are subject to additional risks in that the securities may become subject to a plan or reorganization that can diminish or eliminate their value. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security. The Manager does not rely solely on third party credit ratings to select the Fairholme Fund’s portfolio securities.

Prepayment Risk. The Fairholme Fund’s investments may be subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a security can be difficult to predict and result in greater volatility.

High Yield Security Risk. Investments in fixed-income securities that are rated below investment grade by one or more NRSROs or that are unrated and are deemed to be of similar quality high yield securities may be subject to greater risk of loss of principal and interest than investments in higher-rated fixed-income securities. High yield securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of high yield securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, high yield securities may be more susceptible to real or perceived adverse economic conditions than higher-rated securities. The market for high yield securities may be less liquid than the market for higher-rated securities. This can adversely affect the Fairholme Fund’s ability to buy or sell optimal quantities of high yield securities at desired prices.

Inflation Risk. This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fairholme Fund’s assets can decline as can the value of the Fairholme Fund’s distributions. This risk increases as a fund invests a greater portion of its assets in fixed-income securities with longer maturities.

REITs Risk. The Fairholme Fund may invest in REITs, including equity REITs and mortgage REITs. Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real property, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. Mortgage REITs may be affected by the quality of any credit extended to them.

Convertible Security Risk. Securities that may be converted into other securities may be subject to the market risks of equity securities, the risks of debt securities and other risks. The market value of securities tends to decline as interest rates increase. Their value also tends to change whenever the market values of underlying securities fluctuate.

Liquidity Risk. The Fairholme Fund’s investments are subject to liquidity risk. This is the risk that the market for a security or other investment cannot accommodate an order to buy or sell the security or other investment in the desired timeframe, possibly preventing the Fund from selling these securities at an advantageous price. This risk includes the risk that legal or contractual restrictions on the resale of a security may affect the Fund’s ability to sell the security when deemed appropriate or necessary by the Manager. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. This risk also includes the risk that trading on an exchange may be halted because of market conditions.

Bank Debt Risk. The Fairholme Fund may invest in bank debt, which includes interests in loans to companies or their affiliates undertaken for various purposes. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a company and one or more financial institutions, including banks. The Fairholme Fund’s investment may be in the form of participation in loans or of assignments of all or a portion of loans from third parties. Investments in bank debt involve credit risk, interest rate risk, liquidity risk and other risks, including the risk that any loan collateral may become impaired or that the Fairholme Fund may obtain less than the full value for the loan interests when sold.

Small- to Medium-Capitalization Risk. The Fairholme Fund has the ability to invest in securities of companies with small to medium market capitalizations. Such companies may be engaged in business within a narrow geographic region, be less well known to the investment community and have more volatile share prices. Also, companies with smaller market capitalizations often lack management depth and have narrower market penetrations, less diverse product lines and fewer resources than larger companies. Moreover, the securities of such companies often have less market liquidity and, as a result, their stock prices often react more strongly to changes in the marketplace.

Control and Substantial Positions Risk. To the extent it invests in the securities of a company for the purpose of affecting the management or control of the company or obtains a controlling or other substantial position in a company, the Fairholme Fund is subject to risks other than a possible decline in the value of the investment. These risks include the risk that the Fairholme Fund may be subject to additional legal and regulatory requirements as a result of the investment, including requirements limiting further investment or restricting the Fairholme Fund’s ability to dispose of or hedge the investment. The Fairholme Fund may incur significant, additional expenses in connection with the investment, and there is no guarantee that the expenses will be recouped. The Fairholme Fund may be exposed to various legal claims by governmental entities, or by a portfolio company, its security holders and its creditors, as result of the investment. These claims include claims that the Fairholme Fund, as a control person or significant shareholder of the company, is liable for violations by the company of securities or other laws or has a fiduciary responsibility to other shareholders in connection with the Fairholme Fund’s voting or investment decisions with respect to its holdings of the company’s shares.

Further discussion about other risks of investing in the Fairholme Fund may be found in the SAI.

THE INCOME FUND

The Income Fund’s Investment Objective and Investment Strategies

The Income Fund seeks current income, other forms of cash distributions and capital preservation. The Income Fund’s investment objective is non-fundamental and may be changed without shareholder approval.

The Manager attempts, under normal circumstances, to achieve the Income Fund’s investment objective by investing in a focused portfolio of cash distributing securities. The Income Fund will typically invest in the securities of 15 to 50 issuers. To maintain maximum flexibility, the securities in which the Income Fund may invest include, corporate debt securities of issuers in the U.S. and foreign countries, bank debt (including bank loans and participations), government and agency debt securities of the U.S. and foreign countries, bank loans and loan participations, convertible bonds and other convertible securities and equity securities, including preferred and common stock and interests in REITs. The Income Fund’s securities may be rated by NRSROs, such as Moody’s or S&P, or may be unrated. The Manager may invest in securities for the Income Fund regardless of the maturity or the rating of the issuer of the security. The Income Fund may invest without limit in lower-rated securities. Lower-rated securities are those rated below “Baa” by Moody’s or below “BBB” by S&P or that have comparable ratings from other NRSROs or, if unrated, are determined to be comparable to lower-rated debt securities by the Manager. Additional information about the bond ratings of the NRSROs can be found in Appendix A.

The proportion of the Income Fund’s assets held in various securities will be modified in accordance with the Manager’s overall assessment of the investment prospects for issuers, the relative yields of securities in various market sectors, the economy and other factors. In making investment decisions for the Income Fund, the Manager will consider many factors including cash distribution yields, quality, liquidity, and capital preservation potential.

The average maturity of the Income Fund’s portfolio at any time will also depend on the Manager’s overall assessment of the investment prospects for issuers, the relative yields of securities in various market sectors, the economy and other factors. The Manager may invest in an array of securities with short, intermediate and long maturities in varying proportions.

Although the Income Fund normally holds a focused portfolio of securities, the Income Fund is not required to be fully invested in such securities and may maintain a significant portion of its total assets in cash and securities generally considered to be cash equivalents, including U.S. Government securities, money market funds, commercial paper, repurchase agreements and other high quality money market instruments. From time to time, cash and cash reserves may also include foreign securities, short-term obligations of foreign governments or other high quality foreign money market instruments. The Income Fund believes that a certain amount of liquidity in the Income Fund’s portfolio is desirable both to meet operating requirements and to take advantage of new investment opportunities. Under adverse market conditions, when the Income Fund is unable to find sufficient investments meeting its criteria, cash and cash reserves may comprise a significant percentage of the Income Fund’s total assets. When the Income Fund holds a significant portion of assets in cash and cash reserves, it may not meet its investment objective.

The Income Fund may also use other investment strategies and may invest its assets in other types of investments, which are described in the SAI.

Additional Risks of Investing in the Income Fund

General Risks. All investments are subject to inherent risks, and investments in the Income Fund are no exception. Accordingly, you may lose money by investing in the Income Fund. When you sell your fund shares, they may be worth less than what you paid for them because the value of the Income Fund’s investments will fluctuate reflecting day-to-day changes in market conditions, interest rates and numerous other factors.

Market Risk. Markets can trade in random or cyclical price patterns, and prices can fall over time. The value of the Income Fund’s investments will fluctuate as markets fluctuate and could decline over short- or long-term periods.

Interest Rate Risk. The Income Fund’s investments are subject to interest rate risk, which is the risk that the value of a security will decline because of a change in general interest rates. Investments subject to interest rate risk will usually decrease in value when interest rates rise and rise in value when interest rates decline. Also, securities with long maturities typically experience a more pronounced change in value when interest rates change.

Credit Risk. The Income Fund’s investments are subject to credit risk. An issuer’s credit quality depends on its ability to pay interest on and repay its debt and other obligations. Defaulted securities (or those expected to default) are subject to additional risks in that the securities may become subject to a plan or reorganization that can diminish or eliminate their value. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security. The Manager does not rely solely on third party credit ratings to select the Income Fund’s portfolio securities.

Prepayment Risk. The Income Fund’s investments may be subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a security can be difficult to predict and result in greater volatility.

High Yield Security Risk. Investments in fixed-income securities that are rated below investment grade by one or more NRSROs or that are unrated and are deemed to be of similar quality high yield securities may be subject to greater risk of loss of principal and interest than investments in higher-rated fixed-income securities. High yield securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of high yield securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, high yield securities may be more susceptible to real or perceived adverse economic conditions than higher-rated securities. The market for high yield securities may be less liquid than the market for higher-rated securities. This can adversely affect the Income Fund’s ability to buy or sell optimal quantities of high yield securities at desired prices.

Inflation Risk. This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Income Fund’s assets can decline as can the value of the Income Fund’s distributions. This risk increases as the Income Fund invests a greater portion of its assets in fixed-income securities with longer maturities.

Focused Portfolio and Non-Diversification Risks. The Income Fund attempts to invest in a limited number of securities. Accordingly, the Income Fund may have more volatility and is considered to have more risk than a fund that invests in a greater number of securities because changes in the value of a single security may have a more significant effect, either negative or positive, on the Income Fund’s NAV. To the extent the Income Fund invests its assets in fewer securities, the Income Fund is subject to greater risk of loss if any of those securities become impaired.

The Income Fund is considered to be “non-diversified” under the 1940 Act, which means that the Income Fund can invest a greater percentage of its assets in the securities of fewer issuers than a diversified fund. The Income Fund may also have a greater percentage of its assets invested in particular industries than a diversified fund, exposing the Income Fund to the risk of unanticipated industry conditions as well as risks particular to a single company or the securities of a single company. Additionally, the NAV of a non-diversified fund generally is more volatile, and a shareholder may have a greater risk of loss if the shareholder redeems during a period of high volatility. Lack of broad diversification also may cause the Income Fund to be more susceptible to economic, political, regulatory, liquidity or other events than a diversified fund.

Foreign Securities Risk. The Income Fund has the ability to invest in foreign securities, and, from time to time, a significant percentage of the Income Fund’s assets may be composed of foreign investments. Such investments involve greater risk in comparison to domestic investments for the following reasons: foreign companies, including foreign service providers used by the Income Fund in connection with these investments, may not be subject to the same degree of regulation as U.S. companies, and there may be less publicly available information about foreign issuers than U.S. issuers; foreign companies may not be subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes, and such taxes may reduce the net return to Income Fund shareholders; and foreign securities are often denominated in a currency other than the U.S. dollar. In connection with investments in foreign securities, there is the possibility of expropriation, confiscation, taxation, currency blockage, transaction processing delays or restrictions, or political or social instability, any of which could negatively affect the Income Fund and the value of an investment in the Income Fund.

Currency Risk. The Income Fund is subject to currency risk because fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Income Fund’s investments in foreign securities.

REITs Risk. The Income Fund may invest in REITs, including equity REITs and mortgage REITs. Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real property, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. Mortgage REITs may be affected by the quality of any credit extended to them.

Convertible Security Risk. Securities that may be converted into other securities may be subject to the market risks of equity securities, the risks of debt securities and other risks. The market value of securities tends to decline as interest rates increase. Their value also tends to change whenever the market values of underlying securities fluctuate.

Liquidity Risk. The Income Fund’s investments are subject to liquidity risk. This is the risk that the market for a security or other investment cannot accommodate an order to buy or sell the security or other investment in the desired timeframe, possibly preventing the Fund from selling these securities at an advantageous price. This risk includes the risk that legal or contractual restrictions on the resale of a security may affect the Fund’s ability to sell the security when deemed appropriate or necessary by the Manager. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. This risk also includes the risk that trading on an exchange may be halted because of market conditions.

Bank Debt Risk. The Income Fund may invest in bank debt, which includes interests in loans to companies or their affiliates undertaken for various purposes. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a company and one or more financial institutions, including banks. The Income Fund’s investment may be in the form of participation in loans or of assignments of all or a portion of loans from third parties. Investments in bank debt involve credit risk, interest rate risk, liquidity risk and other risks, including the risk that any loan collateral may become impaired or that the Income Fund may obtain less than the full value for the loan interests when sold.

Further discussion about other risks of investing in the Income Fund may be found in the SAI.

THE ALLOCATION FUND

The Allocation Fund’s Investment Objective and Investment Strategies

The Allocation Fund seeks long-term total return. The Allocation Fund’s investment objective is non-fundamental and may be changed without shareholder approval.

The Allocation Fund seeks long-term total return from capital appreciation and income. Under normal circumstances, the Allocation Fund seeks to achieve its investment objective by investing opportunistically in a focused portfolio of investments in the equity, fixed-income and cash and cash-equivalent assets classes. The proportion of the Allocation Fund’s portfolio invested in each asset class will vary from time to time based on the Manager’s assessment of relative fundamental values of securities and other investments in the class, the attractiveness of investment opportunities within each asset class, general market and economic conditions, and expected future returns of other investment opportunities. The Allocation Fund may invest in any, all or none of these asset classes at any given time. There is no limitation on the amount of the Allocation Fund’s portfolio that may be allocated to any one of these asset classes. The Allocation Fund may, for example, invest up to 100% of its portfolio in any one of these asset classes at any point in time.

The Allocation Fund seeks to capitalize on anticipated fluctuations in the financial markets by changing the mix of the Allocation Fund’s holdings in the targeted asset classes. The investment process involves an evaluation of the financial markets corresponding to the targeted asset classes and the future opportunities for growth of those markets and an evaluation of the securities and other investments within each target asset class and the future opportunities for appreciation (through growth and income) of those securities and investments.

The Allocation Fund may invest in securities and other investments without regard to the jurisdictions in which the issuers of the securities are organized or situated and without regard to the market capitalizations or sectors of the issuers. The Allocation Fund may also invest in securities without regard to maturity or the rating of the issuer of the security.

The equity securities in which the Allocation Fund may invest include common and preferred stock (including convertible preferred stock), partnership interests, business trust shares, interests in REITs, rights and warrants to subscribe for the purchase of equity securities and depository receipts. The fixed-income securities in which the Allocation Fund may invest include corporate debt securities of issuers in the U.S. and foreign countries, bank debt (including bank loans and participations), government and agency debt securities of the U.S. and foreign countries, bank loans and loan participations, convertible bonds and other convertible securities, including preferred and common stock and interests in REITs. These fixed-income securities may be rated by NRSROs, such as Moody’s or S&P, or may be unrated. The Allocation Fund may invest without limit in lower-rated securities, which are those securities rated below “Baa” by Moody’s or below “BBB” by S&P or that have comparable ratings from other NRSROs or, if unrated, are determined to be comparable to lower-rated debt securities by the Manager. Additional information about the bond ratings of the NRSROs can be found in Appendix A.

The cash and cash-equivalent securities in which the Allocation Fund invests include U.S. Government securities, money market funds, commercial paper, repurchase agreements and other high quality money market instruments. The Allocation Fund may maintain a significant portion of its assets in cash and cash-equivalent securities and investments.

The Allocation Fund may also use other investment strategies and may invest its assets in other types of investments, which are described in the SAI.

Additional Risks of Investing in the Allocation Fund

General Risks. All investments are subject to inherent risks, and investments in the Allocation Fund are no exception. Accordingly, you may lose money by investing in the Allocation Fund. When you sell your Allocation Fund shares, they may be worth less than what you paid for them because the value of the Allocation Fund’s investments will fluctuate reflecting day-to-day changes in market conditions, interest rates and numerous other factors.

Market Risk. Markets can trade in random or cyclical price patterns, and prices can fall over time. The value of the Allocation Fund’s investments will fluctuate as markets fluctuate and could decline over short- or long-term periods.

Allocation Risk. The allocation of investments among the different investment styles, such as equity or debt securities, may have a more significant effect on the Allocation Fund’s NAV when one of these investment strategies is performing more poorly than others.

Equity Risk. The Allocation Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Allocation Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

Foreign Securities Risk. The Allocation Fund invests in foreign securities, and, from time to time, a significant percentage of the Allocation Fund’s assets may be composed of foreign investments. Such investments involve greater risk in comparison to domestic investments for the following reasons: foreign companies, including foreign service providers used by the Allocation Fund in connection with these investments, may not be subject to the same degree of regulation as U.S. companies, and there may be less publicly available information about foreign issuers than U.S. issuers; foreign companies may not be subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes, and such taxes may reduce the net return to Allocation Fund shareholders; and foreign securities are often denominated in a currency other than the U.S. dollar. In connection with investments in foreign securities, there is the possibility of expropriation, confiscation, taxation, currency blockage, transaction processing delays or restrictions, or political or social instability, any of which could negatively affect the Allocation Fund and the value of an investment in the Allocation Fund.

Small- to Medium-Capitalization Risk. The Allocation Fund has the ability to invest in securities of companies with small to medium market capitalizations. Such companies may be engaged in business within a narrow geographic region, be less well known to the investment community and have more volatile share prices. Also, companies with smaller market capitalizations often lack management depth and have narrower market penetrations, less diverse product lines and fewer resources than larger companies. Moreover, the securities of such companies often have less market liquidity and, as a result, their stock prices often react more strongly to changes in the marketplace.

Currency Risk. The Allocation Fund is subject to currency risk because fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Allocation Fund’s investments in foreign securities.

Interest Rate Risk. The Allocation Fund’s investments are subject to interest rate risk, which is the risk that the value of a security will decline because of a change in general interest rates. Investments subject to interest rate risk will usually decrease in value when interest rates rise and rise in value when interest rates decline. Also, securities with long maturities typically experience a more pronounced change in value when interest rates change.

Credit Risk. The Allocation Fund’s investments are subject to credit risk. An issuer’s credit quality depends on its ability to pay interest on and repay its debt and other obligations. Defaulted securities (or those expected to default) are subject to additional risks in that the securities may become subject to a plan or reorganization that can diminish or eliminate their value. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security. The Manager does not rely solely on third party credit ratings to select the Allocation Fund’s portfolio securities.

High Yield Security Risk. Investments in fixed-income securities that are rated below investment grade by one or more NRSROs or that are unrated and are deemed to be of similar quality high yield securities may be subject to greater risk of loss of principal and interest than investments in higher-rated fixed-income securities. High yield securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of high yield securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, high yield securities may be more susceptible to real or perceived adverse economic conditions than higher-rated securities. The market for high yield securities may be less liquid than the market for higher-rated securities. This can adversely affect the Allocation Fund’s ability to buy or sell optimal quantities of high yield securities at desired prices.

Bank Debt Risk. The Allocation Fund may invest in bank debt, which includes interests in loans to companies or their affiliates undertaken for various purposes. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a company and one or more financial institutions, including banks. The Allocation Fund’s investment may be in the form of participation in loans or of assignments of all or a portion of loans from third parties. Investments in bank debt involve credit risk, interest rate risk, liquidity risk and other risks, including the risk that any loan collateral may become impaired or that the Allocation Fund may obtain less than the full value for the loan interests when sold.

Focused Portfolio and Non-Diversification Risks. The Allocation Fund attempts to invest in a limited number of securities. Accordingly, the Allocation Fund may have more volatility and is considered to have more risk than a fund that invests in a greater number of securities because changes in the value of a single security may have a more significant effect, either negative or positive, on the Allocation Fund’s NAV. To the extent that the Allocation Fund invests its assets in fewer securities, the Allocation Fund is subject to greater risk of loss if any of those securities become permanently impaired.

The Allocation Fund is considered to be “non-diversified” under the 1940 Act, which means that the Allocation Fund can invest a greater percentage of its assets in the securities of fewer issuers than a diversified fund. The Allocation Fund may also have a greater percentage of its assets invested in particular industries than a diversified fund, exposing the Allocation Fund to the risk of unanticipated industry conditions as well as risks particular to a single company or the securities of a single company. Additionally, the NAV of a non-diversified fund generally is more volatile, and a shareholder may have a greater risk of loss if the shareholder redeems during a period of high volatility. Lack of broad diversification also may cause the Allocation Fund to be more susceptible to economic, political, regulatory, liquidity or other events than a diversified fund.

Prepayment Risk. The Allocation Fund’s investments may be subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a security can be difficult to predict and result in greater volatility.

Inflation Risk. This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Allocation Fund’s assets can decline as can the value of the Allocation

Fund’s distributions. This risk increases as the Allocation Fund invests a greater portion of its assets in fixed-income securities with longer maturities.

REITs Risk. The Allocation Fund may invest in REITs, including equity REITs and mortgage REITs. Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real property, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. Mortgage REITs may be affected by the quality of any credit extended to them.

Convertible Security Risk. Securities that may be converted into other securities may be subject to the market risks of equity securities, the risks of debt securities and other risks. The market value of securities tends to decline as interest rates increase. Their value also tends to change whenever the market values of underlying securities fluctuate.

Liquidity Risk. The Allocation Fund’s investments are subject to liquidity risk. This is the risk that the market for a security or other investment cannot accommodate an order to buy or sell the security or other investment in the desired timeframe, possibly preventing the Allocation Fund from selling these securities at an advantageous price. This risk includes the risk that legal or contractual restrictions on the resale of a security may affect the Allocation Fund’s ability to sell the security when deemed appropriate or necessary by the Manager. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. This risk also includes the risk that trading on an exchange may be halted because of market conditions.

Call Risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its bond during a time of declining interest rates, the Allocation Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of “callable” issues are subject to increased price fluctuation.

Further discussion about other risks of investing in the Allocation Fund may be found in the SAI.

THE MANAGER

The Manager to the Funds is located at 4400 Biscayne Blvd., 9th Floor, Miami, FL 33137. The Manager is a Delaware limited liability company and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. As of February 28, 2011, the Manager reported assets under management in excess of $22 billion.

The Manager’s principal business and occupation is to provide financial management and advisory services to individuals, corporations, partnerships and other entities throughout the world. Under a separate investment management agreement with each

Fund (each, an “Investment Management Agreement”), the Manager manages the Fund’s investment portfolio and manages, or arranges to manage, all other business affairs of the Fund.

Pursuant to the Fairholme Fund’s Investment Management Agreement, the Company pays a management fee to the Manager for its provision of investment advisory and operating services to the Fairholme Fund. The management fee is paid at an annual rate equal to 1.00% of the daily average net assets of the Fairholme Fund. Under the Fairholme Fund’s Investment Management Agreement, the Manager is responsible for paying Fairholme Fund expenses for the following services: transfer agency, fund accounting, fund administration, custody, legal, audit, compliance, directors’ fees, call center, fulfillment, travel, insurance, rent, printing, postage and other office supplies. The Manager is not responsible for paying for the following costs and expenses of the Fairholme Fund: commissions, brokerage fees and other transaction costs, taxes, interest, acquired fund fees and related expenses and extraordinary expenses, such as litigation expenses. Acquired fund fees are those expenses incurred indirectly by the Fairholme Fund as a result of investments in shares of one or more investment companies.

Pursuant to the Income Fund’s Investment Management Agreement, the Company pays a management fee to the Manager for its provision of investment advisory and operating services to the Income Fund. The management fee is paid at an annual rate equal to 1.00% of the daily average net assets of the Income Fund. Under the Income Fund’s Investment Management Agreement, the Manager is responsible for paying Income Fund expenses for the following services: transfer agency, fund accounting, fund administration, custody, legal, audit, compliance, directors’ fees, call center, fulfillment, travel, insurance, rent, printing, postage and other office supplies. The Manager is not responsible for paying for the following costs and expenses of the Income Fund: commissions, brokerage fees and other transaction costs, taxes, interest, acquired fund fees and related expenses, and extraordinary expenses, such as litigation expenses. Acquired fund fees are those expenses incurred indirectly by the Income Fund as a result of investments in shares of one or more investment companies, including money market funds.

Pursuant to the Allocation Fund’s Investment Management Agreement, the Company pays a management fee to the Manager for its provision of investment advisory and operating services to the Allocation Fund. The management fee is paid at an annual rate equal to 1.00% of the daily average net assets of the Allocation Fund. Under the Allocation Fund’s Investment Management Agreement, the Manager is responsible for paying Allocation Fund expenses for the following services: transfer agency, fund accounting, fund administration, custody, legal, audit, compliance, directors’ fees, call center, fulfillment, travel, insurance, rent, printing, postage and other office supplies. The Manager is not responsible for paying for the following costs and expenses of the Allocation Fund: commissions, brokerage fees and other transaction costs, taxes, interest, acquired fund fees and related expenses and extraordinary expenses, such as litigation expenses. Acquired fund fees are those expenses incurred indirectly by the Allocation Fund as a result of investments in shares of one or more investment companies.

With regard to the Income Fund, the Manager has contractually agreed to waive a portion of its management fee and/or pay Income Fund expenses (excluding costs and expenses for which the Manager is not responsible under the Income Fund’s Investment Management Agreement) so that the Income Fund’s operating expenses (after such waiver or payment) will not exceed an annual rate of 0.75% of the daily average net assets of the Income Fund. The fee waiver/expense limitation shall remain in effect until the effective date of the Income Fund’s prospectus incorporating the Income Fund’s audited financial statements for the Income Fund’s fiscal year ending 2011. The Income Fund’s management fee waiver/expense limitation may continue from year-to-year thereafter as determined by the Manager and approved by the Board. The fee waiver/expense limitation agreement permits the Manager to seek reimbursement for fee waivers and/or expense limitation payments made on behalf of the Income Fund during the three fiscal years prior to the fiscal year during which such request is made. Any such reimbursement is subject to the Board’s review and approval. A reimbursement may be requested by the Manager if the aggregate amount actually paid by the Income Fund toward operating expenses for such fiscal year (taking into account any reimbursement) does not exceed the fee waiver/expense limitation for that year, or, if no such fee waiver/expense limitation is effective for that year, the management fee payable by the Income Fund to the Manager for that year.

With regard to the Allocation Fund, the Manager has contractually agreed to waive a portion of its management fee and/or pay Allocation Fund expenses (excluding costs and expenses for which the Manager is not responsible under the Allocation Fund’s Investment Management Agreement) so that the Fund’s operating expenses (after such waiver or payment) will not exceed an annual rate of 0.75% of the daily average net assets of the Allocation Fund. The fee waiver/expense limitation became effective on the effective date of the Allocation Fund’s registration statement and shall remain in effect until the effective date of the Allocation Fund’s prospectus incorporating the Allocation Fund’s audited financial statements for the Allocation Fund’s fiscal year ending 2011. The Allocation Fund’s management fee waiver/expense limitation may continue from year-to-year thereafter as determined by the Manager and approved by the Board. The fee waiver/expense limitation agreement permits the Manager to seek reimbursement for fee waivers and/or expense limitation payments made on behalf of the Allocation Fund during the three fiscal years prior to the fiscal year during which such request is made. Any such reimbursement is subject to the Board’s review and approval. A reimbursement may be requested by the Manager if the aggregate amount actually paid by the Allocation Fund toward operating expenses for such fiscal year (taking into account any reimbursement) does not exceed the fee waiver/expense limitation for that year, or, if no such fee waiver/expense limitation is effective for that year, the management fee payable by the Allocation Fund to the Manager for that year.

A discussion of the factors that the Board considered in approving the Fairholme Fund’s Investment Management Agreement and the Income Fund’s Investment Management Agreement is included in the Fairholme Fund’s and the Income Fund’s Annual Report for the fiscal year ended November 30, 2010. A discussion of the factors that the Board considered in approving the Allocation Fund’s Investment Management Agreement will be available in the Fund’s semi-annual report for the fiscal period ending May 31, 2011.

The Funds’ Portfolio Management Team

The Funds are managed by a portfolio management team whose lead member, Bruce R. Berkowitz, is the Managing Member of the Manager. Mr. Berkowitz is also President and a Director of the Company. Mr. Berkowitz has been Managing Member and Chief Investment Officer of the Manager since the Manager’s inception in 1997. Mr. Berkowitz also serves as a Director and Chairman of the Board of Directors of The St. Joe Company, which is listed on the New York Stock Exchange (“NYSE”). Mr. Berkowitz has approximately 30 years of investment management experience.

Mr. Berkowitz is responsible for the day-to-day management of each Fund’s portfolio. Members of the portfolio management team advise Mr. Berkowitz prior to executing transactions on behalf of each Fund.

Charles M. Fernandez is a member of the Funds’ portfolio management team. Mr. Fernandez is the President of the Manager and Vice President and a Director of the Company. Mr. Fernandez is also a member of the Board of Directors of Miami Children’s Hospital Foundation. Mr. Fernandez also serves as a Director and Vice Chairman of the Board of Directors of The St. Joe Company, which is listed on the NYSE. From 2003 until 2007, Mr. Fernandez was the President and CEO of Lakeview Health Systems LLC, a privately-held healthcare company. Mr. Fernandez was also the Chief Executive Officer of Big City Radio, Inc. and held various positions with IVAX Corporation until 2003, serving most recently as a Director and Chairman of the Audit Committee of the Board of Directors. Mr. Fernandez has approximately 25 years of management experience.

The Company does not directly compensate any personnel of the Manager, including members of the portfolio management team. The Funds’ SAI provides additional information about the compensation of the members of the portfolio management team, as well as (i) other accounts managed by the portfolio management team and (ii) ownership of each Fund’s securities by members of the portfolio management team.

Other Support Personnel and Support Services

The Manager receives administrative services from professional firms, including FCM Services, Inc., an affiliate of the Manager. FCM Services receives compensation for these services from the Manager, at the Manager’s expense.

Conflicts of Interest

In addition to acting as the manager of each Fund, the Manager serves as the investment adviser for individual, corporate and retirement accounts for U.S. and non-U.S. clients. Although it is the policy of the Manager to treat all clients fairly and equitably, and the Manager has adopted policies and procedures that are reasonably designed to ensure that no particular client is disadvantaged by the activities of other clients, there are inherent conflicts of interest that may, from time to time, affect each Fund.

The Manager has adopted policies and procedures that are intended to address conflicts of interest relating to the allocation of investment opportunities. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, minimizing the potential for conflicts of interest relating to the allocation of investment opportunities. Investment opportunities may, however, be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons. In addition, as a consequence of size, investment powers and founding documents, individual accounts, partnerships and limited liability companies managed or advised by the Manager may pursue strategies not available to a Fund and may invest in securities in which a Fund does not participate. In some circumstances, a Fund may pursue strategies or purchase investments that are not purchased for other accounts of the Manager. As a result of pursuing different strategies and objectives, the performance of other accounts may differ materially from the performance of a Fund.

The Manager and the Company have adopted Codes of Ethics that are designed to detect and prevent conflicts of interest when personnel of the Manager own, buy or sell securities that may be owned by, or bought or sold for, clients of the Manager. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client.

BUYING AND SELLING SHARES OF THE FUNDS

INVESTING IN THE FUNDS

Determining Share Prices

Shares of each Fund are offered at such Fund’s per share NAV. A Fund’s per share NAV is calculated by (1) adding the value of the Fund’s investments, cash and other assets, (2) subtracting the Fund’s liabilities, and then (3) dividing the result by the number of shares outstanding for the Fund. Each Fund’s per share NAV is computed on all days on which the NYSE is open for business and is based on closing prices of the Fund’s portfolio securities as of the close of regular trading hours on the NYSE, currently 4:00 p.m., Eastern Standard Time. A Fund’s NAV is calculated as soon as practicable following the close of regular trading on the NYSE. In the event that the NYSE closes early, a Fund’s NAV will be determined based on the prices of such Fund’s portfolio securities at the time the NYSE closes.

Each Fund values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at fair value as determined by the Manager in accordance with the valuation policies and procedures established by and under the general supervision of the Board. The Manager may use fair value pricing under circumstances that include the prices or values available do not represent the fair value of the instrument, the early closing of the exchange on which a security is traded or suspension of trading in the security. In addition, under certain circumstances to discourage potential arbitrage market timing in Fund shares and in accordance with the Funds’ valuation procedures, the Manager may use fair value pricing for securities traded in non-U.S. markets.

When a Fund holds securities traded in foreign markets that close prior to U.S. markets, significant events, including company-specific developments or broad market moves, may affect the value of foreign securities held by the Fund between the time the foreign market closes and the time the Fund calculates its daily NAV. This is because the Fund calculates its NAV based on closing prices of the Fund’s portfolio securities as of the close of trading on the NYSE, which gives rise to the possibility that events may have occurred in the interim that would affect the value of these securities. Consequently, a Fund’s NAV may be affected during a period when shareholders are unable to purchase or redeem their shares in the Fund. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with thinly-traded domestic securities, fixed-income securities or other assets held by the Funds. Fair value pricing may also be used with thinly-traded securities, fixed-income securities or other assets held by the Funds.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Opening and Adding to Your Account

You can invest in the Funds by mail, wire transfer and through participating financial service professionals. After you have established your account and made your first purchase, you may also make subsequent purchases by telephone, online at www.fairholmefunds.com or through an automatic investment plan. Any questions you may have can be answered by calling Fund Shareholder Servicing (“Shareholder Services”) at 1-866-202-2263.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

As requested on the account application (the “Application”), you must supply your full name, date of birth, social security number or taxpayer identification number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. For certain entities opening an account, such as trusts, estates, corporations, partnerships or other organizations, identifying documentation is required. If you need additional assistance when completing the Application, please call 1-866-202-2263 and a representative from Shareholder Services will help you.

A Fund may accept or reject an account without explanation. If a Fund has questions about your identity or the identity of any entity seeking to open an account, it may disallow transactions for the account until confirming information is received. A Fund reserves the right to close any account within five business days if requested information or documentation is not received, or if an identity is not verified. A Fund will not be responsible for any losses or damages (including lost investment opportunities) resulting from any restriction placed upon your account or for closing your account. By opening an account, you acknowledge and agree to comply with these procedures, and accept responsibility for any losses or damages resulting from their implementation.

Purchasing Shares by Mail

To make your initial investment in a Fund, complete the Application, make a check payable to the Fund in which you wish to invest, and mail the completed Application and check to:

U.S. Mail:	Fairholme Funds, Inc.
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9692
Providence, Rhode Island 02940-9692

Overnight:	Fairholme Funds, Inc.
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, Massachusetts 01581-1722

The Funds and their service providers do not consider the U.S. Postal Service or other independent delivery services to be their agents and take no responsibility for their actions.

To make subsequent purchases, make a check payable to the Fund in which you wish to invest and mail the check to the above-mentioned address. On the check, be sure to include your name and account number.

Purchasing Shares by Wire Transfer

Before you wire funds for an initial investment, the Funds’ Transfer Agent, BNY Mellon Investment Servicing (US) Inc., must have received a completed Application with respect to your investment. You may send an Application to the Transfer Agent by mail or overnight delivery service. If you plan to wire funds on the same day you open your account, a Fund may accept a fax copy of the Application; however, the Transfer Agent will still require the original Application. Upon receipt of your completed Application, the Transfer Agent will establish an account for you and assign an account number.

Prior to sending wire transfers, please contact Shareholder Services at 1-866-202-2263 for specific wiring instructions and to facilitate prompt and accurate credit upon receipt of your wire.

Wired funds must be received prior to 4:00 p.m., Eastern Standard Time, to be eligible for same day pricing. The Funds and their service providers are not responsible for any consequences of delays resulting from the banking or Federal Reserve wire systems, or from incomplete wiring instructions.

Purchasing Shares Through Financial Service Organizations

Certain financial service organizations, including broker-dealers, investment advisers and banks (collectively, “Financial Service Organizations”) have made arrangements with the Funds so that an investor may purchase or redeem Fund shares through such organizations. In certain situations, a Financial Service Organization may designate another financial entity to receive purchase and redemption orders of Fund shares. The Funds will be deemed to have received purchase or redemption instructions when the Financial Service Organization receives the instructions, provided that the instructions are in “Proper Form” (as defined in the subsection in this Prospectus entitled “Buying and Selling Shares Of The Funds; Investing In the Funds—Miscellaneous Purchase Information”) and have been transmitted in a timely manner. Orders transmitted through Financial Service Organizations that are received prior to the close of the NYSE (currently 4:00 p.m., Eastern Standard Time), will be priced at the relevant Fund’s NAV next calculated following the close of regular trading on that day. If you are a client of a Financial Service Organization, such organization may charge a separate transaction fee or a fee for administrative services in connection with investments in Fund shares and may impose different account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Fund. The minimum subsequent investment amounts with respect to each Fund may be waived for subsequent investments made through omnibus account arrangements. If you are investing through a Financial Service Organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus. (For example, some or all of the services and privileges described may not be available to you.) Financial Service Organizations have the responsibility for transmitting purchase orders and funds, and of crediting their customers’ accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus. If for any reason your Financial Service Organization is not able to accommodate your purchase request, please call Shareholder Services at 1-866-202-2263 to find out how you can purchase Fund shares.

At its own expense, the Manager pays certain Financial Service Organizations fees for providing distribution and distribution-related services and/or for performing certain administrative and shareholder servicing functions for the benefit of Fund shareholders. These payments can create an incentive for Financial Service Organizations to recommend the purchase of Fund shares over other investment opportunities. In addition, at its own expense, the Manager pays the Funds’ distributor a fee in connection with its services.

Purchasing Shares Through Automatic Investment Plan

Subsequent to your initial investment, you may make additional purchases at regular intervals through the Automatic Investment Plan (“AIP”). The AIP provides a convenient method to have money deducted directly from your checking or savings account for investment in shares of a Fund. In order to participate in the AIP, your financial institution must be a member of the Automated Clearing House (“ACH”) network; however, the account being debited may not be a mutual fund or “pass through” account. Each purchase under the AIP must be a minimum of $250 per month (or $100 per month for purchases of Fairholme Fund shares for Fairholme Fund shareholders who became AIP members prior to September 1, 2008). If your bank rejects your payment, the Transfer Agent will charge a fee, currently $25, to your account. To begin participating in the AIP, please complete the AIP section on the Application or call Shareholder Services at 1-866-202-2263. Any request to change or terminate your AIP should be submitted to the Transfer Agent at least five business days prior to your desired effective date. A Fund may alter, modify, amend or terminate the AIP at any time, and will notify you at least 30 days in advance if it does so.

Purchasing Shares by Telephone

To purchase shares by telephone, an account authorizing such purchases must be established prior to your call. Your initial purchase of shares may not be made by telephone. Each telephone purchase must be a minimum of: (i) $1,000 for both regular and IRA accounts purchasing Fairholme Fund shares; (ii) $2,500 for regular and $1,000 for IRA accounts purchasing Income Fund shares; or (iii) $2,500 for regular and $1,000 for IRA accounts purchasing Allocation Fund shares. Shares purchased by telephone will be purchased at the per share NAV next determined after the Transfer Agent receives your order for shares. Please call Shareholder Services at 1-866-202-2263 for further details.

You may make telephone purchases if you have an account at a bank that is a member of the ACH network. Most transfers are completed within two business days of your call. To preserve flexibility, the Company may revise or eliminate the ability to purchase Fund shares by phone, or may charge a fee for such service, although the Company does not currently expect to charge such a fee.

Purchasing Shares Online

To purchase shares online, an account authorizing such purchases must be established prior to your first transaction. Your initial purchase of shares may not be made online. Each online purchase must be a minimum of: (i) $1,000 for both regular and IRA accounts purchasing Fairholme Fund shares; (ii) $2,500 for regular and $1,000 for IRA accounts purchasing Income Fund shares or (iii) $2,500 for regular and $1,000 for IRA accounts purchasing Allocation Fund shares. Shares purchased online will be purchased at the per share NAV next determined after the Transfer Agent receives your order for shares. Please call Shareholder Services at 1-866-202-2263 for further details.

You may make online purchases if you have an account at a bank that is a member of the ACH network. Most transfers are completed within two business days of your call. To preserve flexibility, the Company may revise or eliminate the ability to purchase Fund shares online.

Miscellaneous Purchase Information

The Funds reserve the right to refuse to accept any Application or any purchase order. The Manager may waive the minimum investment amounts in its discretion. Purchase orders will not be accepted unless they are in “Proper Form.” “Proper Form,” with respect to purchase orders, generally means that an acceptable form of payment must accompany the purchase order, and the purchase order must currently include:

(1)	Your name and account number;
(2)	Your e-mail address;
(3)	The name of Fund in which you wish to purchase shares;
(4)	The number of shares to be purchased or the dollar value of the amount to be purchased;
(5)	Any required signatures of all account owners exactly as they are registered on the account;
(6)	Any required signatures, medallion guaranteed; and
(7)	Any supporting legal documentation that is required in the case of estates, trusts, corporations, or partnerships, and certain other types of accounts.

Proper Form requirements may be modified to reflect appropriate regulations, industry practices or other Fund requirements. Acceptable forms of payment include: wire transfer from, or check drawn on, a U.S. bank, savings and loan association or credit union. All checks must be in U.S. dollars. The Funds will not accept payment in cash or money orders. The Funds do not accept cashier checks in amounts of less than $10,000. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of Fund shares. The Funds are unable to accept post-dated checks, post-dated online bill pay checks, or any conditional order or payment.

The Transfer Agent will charge a fee, currently $25, against a shareholder’s account, in addition to any loss sustained by a Fund, for any payment that is returned. It is the policy of the Funds to not accept Applications or purchase orders under certain circumstances or in amounts considered disadvantageous to shareholders. The Funds reserve the right to reject any Application.

A purchase order placed with the Transfer Agent in Proper Form received on a business day prior to 4:00 p.m., Eastern Standard Time, will be processed on the day it is received. A purchase order in Proper Form received after 4:00 p.m., Eastern Standard Time, will be processed on the following business day.

If you place an order to purchase Fund shares through a securities broker or intermediary and you place your order in Proper Form before 4:00 p.m., Eastern Standard Time, on any business day in accordance with its procedures, your order will be processed at the NAV next calculated following the close of regular trading on the NYSE that day, provided the securities broker or intermediary transmits your order to the Transfer Agent in a timely manner in accordance with the rules established by the Funds and current regulatory requirements. The securities broker or intermediary must send to the Transfer Agent immediately available funds in the amount of the purchase price within one business day of placing the order.

After you have established your account and made your first purchase, you may also make subsequent purchases by telephone. Please note that all telephone orders are subject to verification.

Consistent with current regulatory requirements, it is permissible for financial intermediaries and retirement plan record keepers to aggregate mutual fund orders received prior to 4:00 p.m., Eastern Standard Time, and transmit them to the Transfer Agent after 4:00 p.m., Eastern Standard Time.

Policies Regarding Frequent Trading of Fund Shares

In the opinion of the Manager and the Board, short-term trading of Fund shares creates risks for each Fund and its shareholders, including disruptions in carrying out each Fund’s investment strategies, increases in administrative and transactions costs, and potential dilution from traders successful at seeking short-term profits.

A portion of each Fund’s portfolio may be allocated to investments in foreign securities and such allocation may cause the Fund to be susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close before the time that each Fund calculates its NAV at 4:00 p.m., Eastern Standard Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before such Fund calculates its own share price. It is intended that the use of the Funds’ fair value pricing procedures will result in adjustments to closing market prices of foreign securities that reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. The Funds expect, but there can be no guarantee, that the use of fair value pricing, in addition to the market-timing policies discussed below, will significantly reduce a shareholder’s ability to engage in strategies that are detrimental to other Fund shareholders.

The ability to detect and curtail excessive trading practices may be limited by operational systems and technological limitations. In addition, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these financial intermediaries or by the use of omnibus account arrangements offered by these financial intermediaries to investors. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain financial intermediaries such as brokers and retirement plans. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions. In these circumstances, the identity of the shareholders often is not known to the Funds. The Funds will seek to enter into agreements with financial intermediaries so that comparable surveillance and reporting procedures can be applied to omnibus accounts as will be applied to non-omnibus accounts. However, there is no guarantee that the reporting and surveillance procedures will be the same across all financial intermediaries or that they will be successful in detecting abusive market timing practices.

The Funds have adopted policies and procedures with respect to market timing and the frequent purchase and redemption of Fund shares. The Fairholme Fund and the Allocation Fund impose a redemption fee of 2% on the value of their respective shares redeemed within 60 days of purchase (see the section titled “Redemption Fee” below). Under their market timing policies and procedures, the Funds will rely on the Funds’ Chief Compliance Officer to work in conjunction with the Transfer Agent (or another Fund agent) to monitor trading patterns that may constitute abusive market timing activities. The Chief Compliance Officer will make the final determination regarding whether a particular trading pattern constitutes abusive market timing. If the Chief Compliance Officer determines that impermissible market timing has occurred, future purchases may be restricted or prohibited. However, sales of Fund shares back to the Funds or redemptions will continue as permitted by the terms disclosed in this Prospectus.

HOW TO SELL (REDEEM) YOUR SHARES

You may sell your shares at any time. You may request the sale of your shares either by mail, by telephone or online at www.fairholmefunds.com.

“Proper Form” with respect to redemption requests currently means that the redemption requests must generally include:

(1)	Your name and account number;
(2)	The name of the Fund from which you wish to redeem shares;
(3)	The number of shares to be redeemed or the dollar value of the amount to be redeemed;
(4)	All required signatures of all account owners exactly as they are registered on the account;
(5)	Any required signatures, medallion guaranteed; and
(6)	Any supporting legal documentation that is required in the case of estates, trusts, corporations, or partnerships, and certain other types of accounts.

Proper Form requirements may be modified to reflect appropriate regulations, industry practices or other Fund or Transfer Agent requirements. A redemption order placed with the Transfer Agent in Proper Form received prior to 4:00 p.m., Eastern Standard Time, will be processed on the day it is received. A redemption order in Proper Form received on a business day after 4:00 p.m., Eastern Standard Time, will be processed on the following business day. The redemption price you receive will be the Fund’s per share NAV (minus a redemption fee, if applicable) next calculated after receipt of the redemption request in Proper Form.

If you place an order to redeem Fund shares through a securities broker or intermediary and you place your order in Proper Form before 4:00 p.m., Eastern Standard Time, on any business day in accordance with its procedures, your order will be processed at the NAV next calculated following the close of regular trading on the NYSE that day, provided that the securities broker or intermediary transmits your order to the Transfer Agent in a timely manner in accordance with the rules established by the Funds and current regulatory requirements.

Payment of redemption proceeds will generally be made within three business days of the valuation date unless otherwise expressly agreed by the parties at the time of the transaction. If you purchase your shares by check and then redeem your shares before your check has cleared, a Fund may hold your redemption proceeds until your check clears or for 15 days, whichever comes first.

Selling Shares by Mail

Sale requests should be mailed via U.S. mail or overnight courier service to:

U.S. Mail:	Fairholme Funds, Inc.
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9692
Providence, Rhode Island 02940-9692

Overnight:	Fairholme Funds, Inc.
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, Massachusetts 01581-1722

The Funds and their service providers do not consider the U.S. Postal Service or other independent delivery services to be their agents and take no responsibility for their actions.

Signature Guarantee Requirements

A medallion signature guarantee is required to redeem shares in the following situations:

•	If ownership is changed on your account;
•	When redemption proceeds are sent to any person, address or bank account not on record;
•	Written requests to wire redemption proceeds (if not previously authorized on the account);
•	When establishing or modifying certain services on an account;
•	If a change of address was received by the Transfer Agent within the last 15 days; or
•	For all redemptions in excess of $50,000 from any shareholder account.

In addition to the situations described above, the Funds and/or the Transfer Agent reserve the right to require a medallion signature guarantee in other instances based on the circumstances relative to the particular situation.

Selling Shares by Telephone

If you elected to use telephone redemption on your Application when you initially purchased shares (or subsequently, in accordance with the Funds’ and Transfer Agent’s procedures for doing so), you may redeem up to a $50,000 value of your Fund shares by calling Shareholder Services at 1-866-202-2263. Investors may have a check sent to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the ACH network to the bank account of record. Wires are currently subject to a $15 fee. There is no charge if redemption proceeds are sent via the ACH system and credit is generally available within three business days. If a request has been made to change the address of the account and was received by a Fund or the Transfer Agent within 15 days of the redemption request, you may not redeem by telephone. Once a telephone transaction has been placed, it cannot be canceled or modified.

The Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may be modified from time to time and may include requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. Assuming procedures such as the above have been followed, neither the Transfer Agent nor the Funds will be liable for any loss, cost or expense for acting upon telephone instructions that are believed to be genuine. The Company shall have authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Funds failed to follow procedures such as those outlined above. If the Funds fail to follow such procedures, they may be liable for losses that result from such failure.

Selling Shares Online

If you elected to establish online account access, you may redeem up to $50,000 in value from your Fund shares by visiting the Funds’ website at www.fairholmefunds.com. Investors may have a check sent to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the ACH network to the bank account of record. Wires are subject to a fee, currently $15. There is no charge if redemption proceeds are sent via the ACH system and credit is generally available within three business days. If a request has been made to change the address of the account and was received by the Fund or the Transfer Agent within 15 days of the redemption request, you may not redeem online via check to the address of record. Once an online transaction has been placed, it cannot be canceled or modified.

The Transfer Agent employs certain procedures designed to confirm that instructions communicated online are genuine. Such procedures may be modified from time to time and may include requiring some form of personal identification prior to acting upon online instructions and providing written confirmations of all such transactions. Assuming procedures such as the above have been followed, neither the Transfer Agent nor the Funds will be liable for any loss, cost or expense for acting upon online transactions that are believed to be genuine. The Company shall have authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Funds fail to follow procedures such as those outlined above. If the Funds fail to follow such procedures, they may be liable for losses that result from such failure. Please call Shareholder Services at 1-866-202-2263 for further details.

Wiring Redemption Proceeds

You may request that the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. Wires are subject to a fee, currently $15.

Redemption at the Option of a Fund

If the value of the shares in your account falls below $2,000, a Fund may notify you that, unless your account is increased to $2,000 in value, it will redeem all of your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. You will have 30 days after notice to bring the account up to $2,000 before any action is taken. This right of redemption shall not apply if the value of your account drops below $2,000 as the result of market action. Each Fund also reserves the right to cause the redemption of any shareholder if it believes that continued Fund ownership by such shareholder may adversely affect the Fund or its other shareholders.

Redemptions In-Kind

Each Fund reserves the right to satisfy a redemption request by distributing portfolio securities. Each Fund has committed pursuant to its Rule 18f-1 election to pay redeeming shareholders in cash for all redemptions less than $250,000 or 1% of the NAV of such Fund within any 90-day period.

Redemption Fee

The Fairholme Fund and the Allocation Fund each assess a 2% fee on the proceeds of their respective shares that are redeemed within 60 days of their purchase. For purposes of applying the fee, the first day of the period will be the settlement date. Shares will be redeemed on a first-in, first-out (FIFO) basis. Such redemption fee is paid to the relevant Fund for the benefit of remaining shareholders, and is intended to discourage short-term trading of such Fund’s shares and to offset the trading costs, market impact and other costs associated with short-term trading in Fund shares. Each of the Fairholme Fund and Allocation Fund reserves the right to waive the redemption fee if it is determined that such waiver is consistent with the best interests of the Fund and its long-term shareholders.

The redemption fee is not imposed in the following situations:

•	periodic distributions from retirement accounts (including IRAs and retirement plans);
•	redemption of reinvested distributions;
•

when the Fairholme Fund or the Allocation Fund cannot identify the beneficial owner in certain omnibus accounts if the Funds have received assurances that a system allowing for the redemption fee will be implemented within a reasonable time when and if required by any relevant regulation;

•	when the shares are redeemed in certain hardship situations, including death or disability of the shareholder;
•	shares redeemed by the Fairholme Fund or the Allocation Fund;
•	shares redeemed to return an excess contribution to an IRA account; or
•	shares redeemed in connection with qualified default investment alternatives.

Exchanges Between Funds

Shareholders may exchange shares held in one Fund for shares of another Fund, subject to the minimum investment requirements of the Fund in which shares are purchased. The Fairholme Fund and the Allocation Fund assess a 2% redemption fee on proceeds of Fund shares that are exchanged within 60 days of their purchase. Requests to exchange shares can be made in writing, by phone or online. The Funds and their Transfer Agent employ procedures, including providing written confirmations, reasonably designed to ensure the genuineness of instructions received from any person with appropriate account information. If the Funds or their Transfer Agent fail to employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. Each Fund reserves the right to reject any exchange order. Exchanges generally have the same tax consequences as ordinary sales and purchases.

INCOME DIVIDENDS AND DISTRIBUTIONS

Income dividends paid by each Fund are derived from each Fund’s net investment income. The Fairholme Fund and the Allocation Fund intend to declare and pay net investment income distributions (if any) annually in December. The Fairholme Fund’s net investment income is generally made up of dividends received from the stocks it holds, as well as interest accrued and paid on any other obligations that might be held in the Fairholme Fund’s portfolio. The Allocation Fund’s net investment income is generally made up of dividends received from the stocks it holds, interest accrued and paid on debt obligations held in the Allocation Fund’s portfolio and dividends received from any preferred stocks held in the Allocation Fund’s portfolio. The Income Fund intends to declare and pay net investment income distributions (if any) quarterly in March, June, September and December. The Income Fund’s net investment income is generally made up of interest accrued and paid on debt obligations held in the Income Fund’s portfolio and dividends received from any preferred stocks held in the Income Fund’s portfolio.

Each Fund realizes capital gains when it sells a security for more than it paid and a capital loss when it sells a security for less than it paid. Each Fund intends to make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually, if required.

Unless you elect in writing to have your dividends and distributions paid in cash, your dividends and distributions will be reinvested in additional shares of the applicable Fund from which such dividends and distributions were paid. You may change the manner in which your dividends and distributions are paid at any time by writing to the Transfer Agent.

TAX CONSIDERATIONS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders.

Dividends from investment income and distributions of net short-term capital gains are generally taxable to you as ordinary income. Distributions attributable to qualified dividend income received by a Fund may be eligible for preferential tax rates. Distributions of capital gains are taxable based on a Fund’s holding period, either short- or long-term, regardless of the length of time that you have held shares in such Fund. Dividends and distributions are generally taxable, whether you receive them in cash or they are reinvested in additional shares of a Fund.

For federal income tax purposes, you will be advised annually as to the types of dividends and distributions paid by each Fund.

A redemption or exchange of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. You are encouraged to consult a tax adviser regarding the effect of federal, state, local and foreign taxes on an investment in the Funds.

GENERAL INFORMATION

Electronic Delivery of Documents. Electronic copies of account statements, prospectuses, privacy notices and annual and semi-annual reports are available through the Funds’ website. Shareholders can sign up for electronic delivery of such documents by enrolling in the Funds’ electronic delivery program. To enroll, please visit www.fairholmefunds.com, click on the “PRIVATE” tab and follow the instructions. If you need assistance, call Shareholder Services at 1-866-202-2263.

Share Certificates. The Funds will not issue certificates evidencing ownership of shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all share transactions.

Performance Comparisons and Other Information. In reports or other communications to investors, or in advertising material, each Fund may describe general economic and market conditions affecting such Fund and may compare its performance with other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar or similar nationally recognized rating services and financial publications that monitor mutual fund performance. Each Fund may also, from time to time, compare its performance to one or more appropriate market or economic indices. Publications other than those distributed by the Funds may contain comparisons of the Funds’ performance to the performance of various indices and investments for which reliable data is widely available. These publications may also include averages, performance rankings or other information prepared by Morningstar, Lipper or other recognized organizations providing mutual fund statistics. The Funds are not responsible for the accuracy of any data published by third party organizations.

Codes of Ethics. The Board has approved the Codes of Ethics (“Codes”) of the Company and the Manager concerning the trading activities of certain personnel. The Board is responsible for overseeing the implementation of the Company’s Code. The Codes govern investment personnel who may have knowledge of the investment activities of the Funds. The Codes require these investment personnel to file regular reports concerning their personal securities transactions and prohibit certain activities that might result in harm to the Funds. The Company and the Manager have filed copies of their respective Codes with the SEC. Copies of the Codes may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. The Codes are also available on the SEC’s EDGAR database at the SEC’s website (www.sec.gov). Copies may be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov) or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520.

Anti-Money Laundering Procedures. The Board has approved procedures designed to prevent and detect attempts to launder money as required under the USA PATRIOT Act. The day-to-day responsibility for monitoring and reporting any such activities has been delegated to the Transfer Agent, subject to the oversight and supervision of the Board.

Identity Theft Procedures. The Board has approved procedures designed to prevent and detect identity theft. The day-to-day responsibility for monitoring and reporting any such activities has been delegated to the Transfer Agent, subject to the oversight and supervision of the Board.

Proxy Voting Policies and Procedures. The Company has adopted proxy voting policies and procedures under which the Company votes proxies relating to securities held by each Fund (“Proxy Voting Policy”). The Company’s primary consideration in its Proxy Voting Policy is the financial interest of each Fund and its shareholders. The Proxy Voting Policy is included as an exhibit to the SAI, which is available, upon request and without charge, by calling Shareholder Services at 1-866-202-2263.

Information regarding how proxies related to the Funds’ portfolio holdings were voted during the 12-month period ending June 30th will be available, without charge, upon request by calling Shareholder Services at 1-866-202-2263 and on the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure Policy. The Company has established a policy with respect to the disclosure of Fund portfolio holdings. A description of this policy is provided in the Funds’ SAI.

Notice Regarding Unclaimed Property. If no activity occurs in your account within the time period specified by applicable state law, your property may be transferred to the appropriate state.

FINANCIAL HIGHLIGHTS – FAIRHOLME FUND

The Financial Highlights table is intended to help you understand the Fairholme Fund’s financial performance for the past five years of operations. Certain information reflects financial results for a single Fairholme Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fairholme Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the Fairholme Fund’s independent registered public accounting firm, whose report, along with the Fairholme Fund’s financial statements, are included in the Fairholme Fund’s annual report, which is available upon request.

	For the Fiscal Year Ended November 30,
	2010	2009	2008		2007		2006
Net Asset Value, Beginning of Year	$28.90	$20.95	$32.30		$29.40		$25.45

Investment Operations
Net Investment Income (1)	0.33	0.28	0.13		0.26		0.31
Net Realized and Unrealized Gain (Loss) on Investments	5.22	8.20	(10.79	)(2)	3.05	(2)	4.33	(2)

Total from Investment Operations	5.55	8.48	(10.66)		3.31		4.64

Dividends and Distributions
From Net Investment Income	(0.27)	(0.11)	(0.22)		(0.24)		(0.22)
From Realized Capital Gains	—	(0.43)	(0.48)		(0.17)		(0.48)

Total Dividends and Distributions	(0.27)	(0.54)	(0.70)		(0.41)		(0.70)

Redemption Fees (1)	0.01	0.01	0.01	(2)	0.00	(2)(3)	0.01	(2)

Net Asset Value, End of Year	$34.19	$28.90	$20.95		$32.30		$29.40

Total Return	19.37%	41.48%	(33.69)%		11.42%		18.71%
Ratios/Supplemental Data
Net Assets, End of Year (in 000’s)	$16,847,081	$10,558,010	$6,696,139		$6,463,009		$3,701,457
Ratio of Expenses to Average Net Assets:
Before Expenses Reimbursed	1.00%	1.00%	1.01	%(4)	1.00%		1.00%
After Expenses Reimbursed	1.00%	1.00%	1.01	%(4)	1.00%		1.00	%(5)
Ratio of Net Investment Income to Average Net Assets	1.02%	1.14%	0.44%		0.85%		1.12%
Portfolio Turnover Rate	88.74%	71.09%	81.35%		14.10%		20.27%

(1)	Based on average shares outstanding.
(2)

Redemption fees per share, which were initially reported as a component of net realized and unrealized gain (loss) on investments per share, were reclassified to conform to the current presentation and are separately reported.

(3)	Redemption fees represent less than $0.01.
(4)	0.01% is attributable to shareholder meeting expenses borne by the Fairholme Fund outside of the normal 1.00% management fee.
(5)	Expenses reimbursed represent less than 0.01%.

FINANCIAL HIGHLIGHTS – INCOME FUND

The Financial Highlights table is intended to help you understand the Income Fund’s financial performance for the period from commencement of operations (December 31, 2009) through its fiscal year ended November 30, 2010. Certain information reflects financial results for a single Income Fund share. The total return in the table represents the rate that an investor would have earned on an investment in the Income Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the Income Fund’s independent registered public accounting firm, whose report, along with the Income Fund’s financial statements, are included in the Income Fund’s annual report, which is available upon request.

	For the Period Ended November 30, 2010(1)
Net Asset Value, Beginning Of Period	$10.00

Investment Operations
Net Investment Income (2)	0.45
Net Realized and Unrealized Gain on Investments	0.45

Total from Investment Operations	0.90

Dividends and Distributions
From Net Investment Income	(0.20)

Total Dividends and Distributions	(0.20)

Net Asset Value, End Of Period	$10.70

Total Return	9.05	%(3)
Ratio/Supplemental Data
Net Assets, End of Period (in 000’s)	$364,235
Ratio of Expenses to Average Net Assets:
Before Expenses Waived	1.00	%(4)
After Expenses Waived	0.50	%(4)
Ratio of Net Investment Income to Average Net Assets	4.69	%(4)
Portfolio Turnover Rate	77.03	%(3)

(1)	The Income Fund commenced operations on December 31, 2009.
(2)	Based on average shares outstanding.
(3)	Not Annualized.
(4)	Annualized.

FINANCIAL HIGHLIGHTS – ALLOCATION FUND

Financial highlights information is not available because the Allocation Fund commenced operations on December 31, 2010.

APPENDIX A

BOND RATINGS

Moody’s Investors Service, Inc.

Aaa – Obligations that are rated Aaa are judged to be of the best quality, with minimal credit risk.

Aa – Obligations that are rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations that are rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Obligations that are rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba – Obligations that are rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B – Obligations that are rated B are considered speculative and are subject to high credit risk.

Caa – Obligations that are rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca – Obligations that are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations that are rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Absence of Rating – When no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue. Should no rating be assigned, the reason may be one of the following:

(a)	An application for rating was not received or accepted.
(b)	The issue or issuer belongs to a group of securities or entities that are unrated as a matter of policy.
(c)	There is a lack of essential data pertaining to the issue or issuer.
(d)	The issue was privately placed, in which case the rating is not published in Moody’s publications.

Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note – Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

Standard & Poor’s Ratings Services

AAA – An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A – An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C – Obligations rated BB, B, CCC, CC or C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated CC is currently highly vulnerable to nonpayment.

C – The C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action that have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D – An obligation rated D is in payment default. The D rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grade period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to D upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (–) – The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

E-Delivery

You can register for e-mail delivery of important fund documents, including shareholder reports and prospectuses, instead of receiving documents through the mail. By registering for E-Delivery, you will receive e-mail notifications immediately when shareholder documents become available online. E-Delivery is convenient, reduces paper, and conserves resources. Sign-up today at www.fairholmefunds.com, or by contacting your financial advisor.

FOR MORE INFORMATION

Additional information regarding each Fund’s investment strategies, policies, service providers and other matters is included in each Fund’s SAI (together, the “SAI”). The SAI, dated March 30, 2011, has been filed with the SEC and is incorporated by reference into this Prospectus.

Additional information about the investments made by the Fairholme Fund and the Income Fund, and audited financial information concerning the Fairholme Fund and the Income Fund, is available in those funds’ annual reports to shareholders (together, the “annual report”). In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of the Fairholme Fund and the Income Fund during the last fiscal year.

The SAI and annual and semi-annual reports to shareholders are available, without charge, upon request. For shareholder inquiries, or to request a copy of the SAI or reports to shareholders, please contact the Company at:

Fairholme Funds, Inc.

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9692

Providence, Rhode Island 02940-9692

1-866-202-2263

A copy of requested document(s) will be mailed to you no later than three business days of the receipt of your request. Immediate access to requested documents is available at www.fairholmefunds.com.

Information about the Funds (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Re- ports and other information about the Funds are also available on the SEC’s EDGAR database at the SEC’s website (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520.

Investment Company Act No. 811-09607

(THIS INFORMATION IS NOT A PART OF THE PROSPECTUS)

FAIRHOLME FUNDS, INC.

PRIVACY POLICY

FACTS	WHAT DOES FAIRHOLME FUNDS, INC. (“Fairholme”) DO WITH YOUR PERSONAL INFORMATION?
WHY?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Social Security number and checking account information

•   Account balances and transaction history

•   Wire transfer instructions

•   Employment information

When you are no longer our customer, we continue to share your information as described in this notice.

HOW?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Fairholme chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Fairholme share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – To offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – Information about your transactions and experiences	No	We do not share.
For our affiliates’ everyday business purposes – Information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

QUESTIONS? Call Fairholme at 1-866-202-2263.

(THIS INFORMATION IS NOT A PART OF THE PROSPECTUS)

FAIRHOLME FUNDS, INC.

PRIVACY POLICY, CONTINUED

Who we are
Who is providing this notice?	Fairholme Funds, Inc. (including each series of Fairholme Funds, Inc.)

What we do
How does Fairholme protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

How does Fairholme collect my personal information?	We collect your personal information, for example, when you • open an account • provide account information or give us your contact information • make a wire transfer • tell us where to send the money

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•   sharing for affiliates’ everyday business purposes – information about your creditworthiness

•   affiliates from using your information to market to you

•   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•   Our affiliates include companies such as FCM Services, Inc. and Fairholme Capital Management, L.L.C.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•   Nonaffiliates we share with can include financial companies such as custodians, transfer agents, registered representatives, financial advisers and nonfinancial companies such as fulfillment, proxy voting, and class action service providers.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Fairholme does not jointly market.

FIC03302011

THE FAIRHOLME FUND

Ticker: FAIRX

THE FAIRHOLME FOCUSED INCOME FUND

Ticker: FOCIX

THE FAIRHOLME ALLOCATION FUND

Ticker: FAAFX

STATEMENT OF ADDITIONAL INFORMATION

March 30, 2011

Series of

FAIRHOLME FUNDS, INC.

(“Company”)

4400 Biscayne Blvd.

Miami, FL 33137

TELEPHONE: 1-866-202-2263

Website: www.fairholmefunds.com

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus of each of The Fairholme Fund (“Fairholme Fund”), The Fairholme Focused Income Fund (“Income Fund”) and The Fairholme Allocation Fund (“Allocation Fund”), dated March 30, 2011 (together, the “Prospectus”).

The audited financial statements of the Fairholme Fund and the Income Fund for the fiscal year ended November 30, 2010 are included in the Fairholme Fund’s and the Income Fund’s annual reports to shareholders (the “Annual Report”). The Annual Report is incorporated into this SAI by reference. You may obtain a copy of the Prospectus and the Annual Report, free of charge, by writing to Fairholme Funds, Inc. c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9692, Providence, Rhode Island 02940-9692, by calling Fund Shareholder Servicing at 1-866-202-2263, or by visiting the Company’s website: www.fairholmefunds.com.

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INTRODUCTION

The Company was incorporated in Maryland on October 8, 1999 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Company currently has three series, the Fairholme Fund, the Income Fund and the Allocation Fund (each a “Fund” and together, the “Funds”). All Funds are described in this SAI.

The Fairholme Fund commenced operations on December 29, 1999. The Income Fund commenced operations on December 31, 2009. The Allocation Fund commenced operations on December 31, 2010. Each Fund is non-diversified, which means that it may concentrate its investments in a smaller number of companies than a diversified fund. Each Fund offers one class of shares.

The Company’s Board of Directors (“Board”) oversees the affairs of the Company. The Board has delegated the day-to-day management and operations of the Funds to Fairholme Capital Management, L.L.C. (“Manager”).

INVESTMENT POLICIES AND SECURITIES AND INVESTMENT OPTIONS

Each Fund’s investment objective and principal investment strategies are detailed in the Prospectus. This section provides additional information about the principal investment strategies and risks of the Funds as well as other investment strategies that the Funds may pursue and the risks associated therewith.

The following investment options apply to all Funds:

Asset-Backed Securities. The Funds may invest in asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. For example, the Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

Asset-backed securities are subject to risks associated with changes in interest rates, prepayment of underlying obligations and default by borrowers. The risk of default includes a borrower’s failure to make timely interest and principal payments when due and to maintain the underlying collateral. In its capacity as purchaser of an asset-backed security, a Fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. Asset-backed securities may be subject to greater risk of default during periods of economic downturn. Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

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Cash Reserves. Although the Funds will normally hold a focused portfolio of securities, the Funds are not required to be fully invested and may maintain a significant portion of their total assets in cash and securities generally considered to be cash equivalents, including U.S. Government securities, money market funds, commercial paper repurchase agreements (“Repos”) and other high quality money market instruments. From time to time, cash and cash reserves may also include foreign securities, including short-term obligations of foreign governments or other high quality foreign money market instruments. The Funds and the Manager believe that a certain amount of liquidity in each Fund’s portfolio is desirable both to meet operating requirements and to take advantage of new investment opportunities. Under adverse market or other conditions, when a Fund is unable to find sufficient investment opportunities meeting its criteria for investment, cash and cash reserves may comprise a large percentage of the Fund’s total assets. When a Fund holds a significant portion of assets in cash and cash reserves, it may not meet its investment objective and the Fund’s performance may be negatively affected as a result.

Common Stock. Shares of common stock represent units of ownership in a corporation. Owners of common stock are typically entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings (if applicable). In the event of liquidation of the corporation, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock. Increases and decreases in earnings are usually reflected in a corporation’s stock price, so shares of common stock generally have the greatest appreciation and depreciation potential of all corporate securities.

Convertible Securities. Traditional convertible securities include corporate bonds, notes and preferred stock that may be converted into or exchanged for common stock and/or other securities that also provide an opportunity for equity participation. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed-income securities, the price of a convertible security to some extent varies inversely with interest rates. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the Funds may be required to pay for a convertible security an amount in excess of the value of the underlying common stock. Common stock acquired by a Fund upon conversion of a convertible security will generally be held for so long as such stocks are anticipated to provide the Fund with opportunities that are consistent with the Fund’s investment objectives and policies.

Credit Default Swap Agreements. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Funds may be either the buyer or seller in the transaction. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Fund typically must pay the contingent payment to the buyer, which is typically the “par value” (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. The value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. If the reference obligation is a defaulted security, physical delivery of the security will cause the Fund to hold a defaulted security. If the Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream

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of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

Debt Securities. The Funds may invest in corporate and U.S. Government debt securities. Corporate debt securities include debt obligations offered by public or private corporations either registered or unregistered. The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer. The Funds may invest in debt securities that are non-investment grade or are in default.

U.S. Government debt securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities. Although certain securities issued by the U.S. Government, its agencies or instrumentalities are backed by the full faith and credit of the U.S. Government, others are supported only by the credit of that agency or instrumentality. There is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. In addition, a security backed by the U.S. Treasury or the full faith and credit of the U.S. Government is guaranteed only as to the timely payment of interest and principal when held to maturity. The current market prices for such securities are not guaranteed and will fluctuate. Certain U.S. Government agency securities or securities of U.S. Government-sponsored entities are backed by the right of the issuer to borrow from the U.S. Treasury, or are supported only by the credit of the issuer or instrumentality. While the U.S. Government provides financial support to those U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so and those securities are neither guaranteed nor issued by the U.S. Government. In the case of securities backed by the full faith and credit of the U.S. Government, shareholders are primarily exposed to interest rate risk.

Depository Receipts. American Depository Receipts, or ADRs, are depository receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depository Receipts, or GDRs, European Depository Receipts, or EDRs, and other types of depository receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Generally, depository receipts in registered form are designed for use in the U.S. securities markets, and depository receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depository receipts of either type are deemed to be investments in the underlying securities.

Depository receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depository receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depository receipts.

Derivatives. Each Fund may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

The Funds may invest in futures, options and swaps. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

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A Fund’s use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indexes that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that the counterparty will not perform its obligations.

The Funds may use the following types of derivatives.

•

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. A Fund may also purchase or sell futures contracts for foreign currencies or options for non-hedging purposes as a means of making direct investments in foreign currencies.

•

Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. A Fund’s investments in options include the following:

•

Options on Foreign Currencies. A Fund may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. dollar value of foreign currency denominated securities held by the Fund and against increases in the U.S. dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs. A Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies.

•

Options on Securities. A Fund may purchase or write a put or call option on securities. A Fund will only exercise an option it purchased if the price of the security was less (in the case of a put option) or more (in the case of a call option) than the exercise price. If a Fund does not exercise an option, the premium it paid for the option will be lost. Normally, a Fund will write “covered” options (i.e., an option for securities the Fund owns), but may write an uncovered call option for cross-hedging purposes.

•

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

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•

Swaps. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon, or calculated by, reference to changes in specified prices or rates for a specified amount of an underlying asset (the “notional” principal amount). Swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments). Payments received by a Fund from swap agreements will result in taxable income, either as ordinary income or capital gains. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. A large number of banks and investment banking firms act both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid.

Foreign (Non-U.S.) Securities. The Funds may invest in securities of non-U.S. companies, including depository receipts and similar equity securities, corporate debt securities and short-term debt obligations of foreign governments and other foreign money market instruments.

Short-term debt obligations of foreign governments acquired by a Fund will generally have a maturity of six months or less and a credit rating of “A” or better by Standard & Poor’s (“S&P”) or a similar rating by another nationally recognized statistical rating organization (“NRSRO”). Other debt securities of non-U.S. companies may be purchased by the Fairholme Fund without regard to NRSRO ratings. See “Credit Risk,” “Interest Rate Risk” and “Investment in High Yield Securities” below for a description of the risks of investing in debt and other fixed-income securities.

Investments in foreign companies involve certain risks not typically associated with investing in domestic companies. An investment in a foreign company may be affected by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company and foreign companies may not be subject to the same degree of regulation as U.S. companies. Foreign companies, including foreign service providers used by the Funds in connection with these investments, generally are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes. Such taxes may reduce the net return to Fund shareholders. Foreign securities are often denominated in a currency other than the U.S. dollar. Accordingly, the Funds will be subject to the risks associated with fluctuations in currency values. In connection with investments in foreign securities, there is the possibility of expropriation, confiscation, taxation, currency blockage, transaction processing delays or restrictions, or political or social instability that could negatively affect the Funds and the value of an investment in the Funds.

Illiquid and Restricted Securities. Each Fund will maintain no more than 15% of its net assets in illiquid securities. A security shall be deemed illiquid if it cannot be disposed of within seven days at approximately the amount at which the security is valued by a Fund. Illiquid securities may be difficult to sell promptly at an acceptable price because of a lack of an available market and other factors. The sale of some illiquid and other types of securities may be subject to legal restrictions. Because illiquid and restricted securities may present a greater risk of loss than other types of securities, the Funds will not invest in such securities in excess of the limits set forth above.

The Funds may invest in securities acquired in a privately negotiated transaction from the issuer or a holder of the issuer’s securities. Such securities may not be distributed publicly without registration under the Securities Act of 1933, as amended. Restricted and illiquid securities are valued by the Manager in accordance with procedures approved by the Board in a manner intended to reflect the fair market value of such securities. Securities that are subject to substantial market and credit risk may have greater liquidity risk.

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Investment Companies. The Funds may not acquire securities issued by other investment companies, except as permitted by the 1940 Act and rules and regulations thereunder. As a shareholder of another investment company, a Fund would bear its pro rata portion of that company’s advisory fees and other expenses. Such fees and expenses will be borne indirectly by the Fund’s shareholders.

Loan Participations and Assignments (Bank Debt). The Funds may invest in bank debt, which includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or bridge financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions (“Lenders”), including banks. The Funds’ investment may be in the form of participations in loans (“Participations”) or of assignments of all or a portion of loans from third parties (“Assignments”).

A Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling a Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. Thus, a Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In addition, in connection with purchasing Participations, a Fund generally will have no role in negotiating or effecting amendments, waivers and consents with respect to the loans underlying the Participations. In the event of the insolvency of the Lender, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.

In certain cases, the rights and obligations acquired by a Fund through the purchase of an Assignment may differ from, and be more limited than, those held by the assigning selling institution. Assignments are sold strictly without recourse to the selling institutions, and the selling institutions will generally make no representations or warranties to the Fund about the underlying loan, the borrowers, the documentation of the loans or any collateral securing the loans.

Investments in Participations and Assignments involve additional risks, including the risk of nonpayment of principal and interest by the borrower, the risk that any loan collateral may become impaired and that a Fund may obtain less than the full value for the loan interests sold because they may be illiquid. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, the Fund may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

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Interests in loans are also subject to additional liquidity risks. Loans are generally subject to legal or contractual restrictions on resale. Loans are not currently listed on any securities exchange or automatic quotation system, but are traded by banks and other institutional investors engaged in loan syndication. As a result, no active market may exist for some loans, and to the extent a secondary market exists for other loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Consequently, a Fund may have difficulty disposing of Assignments or Participations in response to a specific economic event such as deterioration in the creditworthiness of the borrower, which can result in a loss. In such market situations, it may be more difficult for a Fund to assign a value to Assignments or Participations when valuing the Fund’s securities and calculating its net asset value (“NAV”).

Margin Purchases. The Funds may not purchase securities on margin, except (i) as otherwise permitted under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Funds may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and may make margin payments in connection with futures contracts, options, forward contracts, swaps and other financial instruments.

Preferred Stock. The Funds may invest in shares of preferred stock (“preferred shares”). Preferred shares generally pay dividends at a specified rate and generally have preference over common shares in the payments of dividends and the liquidation of an issuer’s assets. Dividends on preferred shares are generally payable at the discretion of the issuer’s board of directors. Accordingly, shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred shares are also sensitive to changes in interest rates and in the issuer’s creditworthiness. Accordingly, shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuer’s credit rating.

Real Estate Investment Trusts. The Funds may invest in real estate investment trusts (“REITs”). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. The Funds intend to include the gross dividends from such REITs in their distributions to shareholders and, accordingly, a portion of the Funds’ distributions may also be designated as a return of capital.

Repurchase Agreements. Each Fund may invest a portion of its assets in Repos with broker-dealers, banks and other financial institutions, provided that the Fund’s custodian at all times has possession of the securities serving as collateral for the Repos or has proper evidence of book entry receipt of said securities. In a Repo, a Fund purchases securities subject to the seller’s simultaneous agreement to repurchase those securities from the Fund at a specified price and time (as short as one day and as long as several weeks). The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repos entered into by a Fund must be collateralized by U.S. Government debt securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund. A Repo exposes a Fund to the risk that the party that sells the securities will default on its obligation to repurchase those securities. If that happens, the Fund can lose money because it may not be able to sell the securities at the agreed-upon time and price or because the securities may lose value before they can be sold. If an institution with whom a Fund has entered into a Repo enters insolvency proceedings, the resulting delay, if any, in the Fund’s ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation. To minimize the risk of such loss, the Funds will enter into Repos only with institutions and dealers considered creditworthy.

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Rights and Warrants. The Funds may invest in rights or warrants. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities that may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales. The Funds may engage in short sale transactions as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. When a Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

When-Issued Securities and Delayed-Delivery Transactions. The Funds may purchase securities on a when-issued basis, and they may purchase or sell securities for delayed-delivery. These transactions occur when securities are purchased or sold by a Fund with payment and delivery taking place at some future date. A Fund may enter into such transactions when, in the Manager’s opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. The Funds have not established any limit on the percentage of assets they may commit to such transactions. To minimize the risks of entering into these transactions, the Funds will maintain a segregated account with their custodian consisting of cash, or other high-grade liquid debt securities, denominated in U.S. dollars or non-U.S. currencies, in an amount equal to the aggregate fair market value of their commitments to such transactions.

The following investment options apply to the Fairholme Fund only:

Control and Other Substantial Positions. The Fairholme Fund may make investments in the securities of a company for the purpose of affecting the management or control of the company, subject to applicable legal restrictions with respect to the investment.

These investments impose additional risks for the Fairholme Fund other than a possible decline in the value of the investments. The Fairholme Fund, individually or together with other accounts managed by the Manager, may obtain a controlling or other substantial position in a public or private company (each, a “Portfolio Company”). Should the Fairholme Fund and other accounts managed by the Manager obtain such a position, the Manager may be required to make filings with the SEC concerning holdings in the Portfolio Company. The application of statutory and regulatory requirements to the Fairholme Fund or to the Manager and its affiliates could restrict activities contemplated by the Fairholme Fund or the Manager and its affiliates with respect to a Portfolio Company or limit the time and the manner in which the Fairholme Fund is able to dispose of its holdings or hedge such holdings. The Fairholme Fund or the Manager and its affiliates may be required to obtain relief from the SEC or its staff prior to engaging in certain activities with respect to a Portfolio Company that could be deemed a joint arrangement under the 1940 Act.

The Fairholme Fund may incur substantial expenses when taking control or other substantial positions in a company, and there is no guarantee that such expenses can be recouped. In addition, the Fairholme Fund’s investments could be frozen in minority positions and the Fairholme Fund could incur substantial losses.

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The Fairholme Fund could be exposed to various legal claims by governmental entities, or by a Portfolio Company, its security holders and its creditors, arising from, among other things, the Fairholme Fund’s status as an insider or control person of a Portfolio Company or from the Manager’s designation of directors to serve on the boards of directors of a Portfolio Company. Such legal claims include claims that the Fairholme Fund or the Manager (as a controlling person) is liable for securities laws violations by the Portfolio Company or environmental damage or product defects caused by the Portfolio Company or failure to supervise the Portfolio Company. Such legal claims also include claims that the Fairholme Fund, as a control person or significant shareholder of the Portfolio Company, has a fiduciary responsibility to other shareholders in connection with the Fairholme Fund’s voting or investment decisions with respect to its holdings of the Portfolio Company’s shares. Notwithstanding the foregoing, neither the Fairholme Fund nor the Manager intend to have unilateral control of any Portfolio Company and, accordingly, may be unable to control the timing or occurrence of an exit strategy for any Portfolio Company.

Special Situations. From time to time, the Fairholme Fund intends to invest in special situations, which may involve purchases of securities, including equity securities, fixed-income securities (which may include high yield debt securities or “junk bonds”) and securities of companies that are in default. A special situation arises when, in the opinion of the Manager, the securities of a company will, within a reasonably estimated time, appreciate in value due to company specific developments that are independent of general business or market conditions. Such developments and situations include liquidations, reorganizations, recapitalizations, mergers, material litigation, technological breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations often involve greater risk than is found in the normal course of investing. See “Credit Risk,” “Interest Rate Risk” and “Investment in High Yield Securities” below for a description of the risks of investing in debt and other fixed-income securities.

ADDITIONAL INFORMATION ABOUT INVESTMENT OPTIONS AND RISKS

Future Developments. The Funds may take advantage of other investment practices that are not currently contemplated for use by the Funds, or are not available but may yet be developed, to the extent such investment practices are consistent with the Funds’ investment objectives and legally permissible for the Funds. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Master-Feeder Option. Notwithstanding their other investment policies, the Funds may seek to achieve their investment objectives by investing substantially all net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those of the Funds. Although such an investment may be made in the sole discretion of the Directors, a Fund’s shareholders will be given 30 days prior notice of any such investment. There is no current intent to make such an investment.

Portfolio Turnover. While the Funds’ strategies typically do not generate high portfolio turnover, the portfolio turnover rates of each Fund are expected to vary materially from year to year, and future rates may exceed those of previous years. The Fairholme Fund had an annual portfolio turnover rate of 88.74% and 71.09% for the fiscal years ended November 30, 2010 and November 30, 2009, respectively. For the period from its commencement of operations (December 31, 2009) through November 30, 2010, the Income Fund had a portfolio turnover rate of 77.03%.

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High portfolio turnover in any year will result in the payment by a Fund of above-average transaction costs and could result in the payment by shareholders of above-average taxes on realized investment gains. Distributions to shareholders of such investment gains, to the extent they consist of short-term capital gains, will be considered ordinary income for federal income tax purposes.

Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities (excluding short-term securities and U.S. Government debt securities) owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.

Certain Risk Considerations. The following disclosure supplements the risk disclosure included in the Prospectus.

Credit Risk. The Funds’ investments are subject to credit risk. An issuer’s credit quality depends on its ability to pay interest on and repay its debt and other obligations. Defaulted securities or those expected to default are subject to additional risks in that the securities may become subject to a plan or reorganization that can diminish or eliminate their value. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security. The Funds do not rely on third party credit ratings to select their investments.

Interest Rate Risk. The Funds’ investments are subject to interest rate risk, which is the risk that the value of a security will decline because of a change in general interest rates. Investments subject to interest rate risk usually decrease in value when interest rates rise and rise in value when interest rates decline. Also, fixed-income securities with longer maturities typically experience a more pronounced change in value when interest rates change.

Investment in High Yield Securities. The Funds’ investments in securities that are rated below investment grade by one or more NRSRO or rating agency (i.e., Ba3 and lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB- and lower by S&P and Fitch Investors Services, Inc. (“Fitch”)) or, if not rated, determined by the Manager to be of equivalent quality (“high yield securities”), are subject to greater risk of loss of principal and interest than higher-rated securities. High yield securities are also generally considered to be subject to greater market risk than higher-rated securities and the capacity of issuers of high yield securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, high yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

Although the Manager does not rely on the ratings of rating agencies in selecting such investments, debt securities rated Ba (including Ba1, Ba2 and Ba3) by Moody’s or BB (including BB+ and BB-) by S&P and Fitch are judged to have speculative elements or to be predominantly speculative with respect to the issuer’s ability to pay interest and repay principal. Debt securities rated B (including B1, B2, B3, B+ and B-) by Moody’s, S&P, and Fitch are judged to have highly speculative characteristics or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa (including Baa1, Baa2 and Baa3) by Moody’s are also judged to have speculative characteristics.

The market for high yield securities may be less liquid than the market for higher-rated securities, which can adversely affect the prices at which high yield securities can be sold. Adverse publicity and investor perceptions about high yield securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of these securities. To the extent there is no established secondary market for high yield securities, the Funds may experience difficulty in valuing such securities and, in turn, the Funds’ assets.

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Although the Manager will attempt to reduce the risk inherent in investing in high yield securities through credit analysis and attention to current developments and other trends affecting fixed-income securities, losses may occur. Certain high yield securities in which the Funds may invest may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, the Funds’ income may decline as a result of a loss of the higher income from such securities.

Ratings of fixed-income securities by the NRSROs are a generally accepted barometer of credit risk, although the Manager does not rely on credit ratings in selecting investments. Ratings are, however, subject to certain limitations. The rating of a security is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in the credit risk of securities within each rating category. Some securities are rated by more than one of the NRSROs, and the ratings assigned to the security by the rating agencies may differ. In such an event and for purposes of determining compliance with restrictions on investments for the Funds, if a security is rated by two or more rating agencies, the Manager will deem the security to be rated at the highest rating.

Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds have adopted policies and procedures reasonably designed to prevent selective disclosure of the Funds’ portfolio holdings to third parties. Portfolio holdings are generally disclosed as required by law or regulation on a quarterly basis through reports to shareholders or filings with the SEC within 60 days after quarter end. Each Fund may also make certain disclosures for legitimate business purposes, such as to provide information to service providers or broker-dealers in connection with their performing services for the Fund, as long as the recipient of such disclosures has been notified, or has executed an agreement recognizing, that such recipient is subject to a duty of confidentiality and may not trade in securities on the basis of any non-public information that may be included in the disclosures. Each Fund reserves the right to request from a disclosure recipient or its senior officers certifications that such recipient will use the information only in a manner that is consistent with the Fund’s portfolio holdings disclosure policy and procedures and any applicable confidentiality agreement. Consistent with the foregoing, each of the following service providers of each Fund has been approved to receive information concerning the Fund’s portfolio holdings, and is subject to an arrangement with the Fund, pursuant to which the provider receives holdings information relating to the services provided: (i) the Fund’s independent registered public accounting firm; (ii) the Fund’s custodian; (iii) the Fund’s transfer agent, administrator and fund accountant; and (iv) the Fund’s financial printer. Information is provided to these service providers as needed, including daily, in order for the service provider to perform its services for a Fund and with no time lag. Service providers are prohibited from using the portfolio holdings information for trading purposes and from sharing the portfolio holdings information, unless specifically authorized.

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In addition, a Fund’s executive officers and chief compliance officer (or his/her designee) (“Authorized Persons”) may also authorize disclosure of the Fund’s portfolio holdings to other persons after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure and any conflicts of interest between the Fund and its shareholders and the interests of the Manager and any of its affiliates, and will report such authorizations to the Board. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation. The Directors will review at least annually information regarding the nature of any such disclosures and recipients. If the Directors determine that any such disclosure was inappropriate, the Directors will take such actions as they deem necessary and appropriate to protect the interests of shareholders.

The Funds believe the foregoing policies and procedures reduce the likelihood that conflicts of interest will arise between shareholders and affiliates of the Funds. Both the Manager and the Funds have Codes of Ethics that govern conflicts of interest and that are designed to minimize the possibility that employees of the Funds or the Manager will act in a manner that is inconsistent with their respective duties to the Funds and Fund shareholders. No employee of the Funds, the Manager, or any of the Manager’s affiliates receives any compensation whatsoever in connection with proper disclosure of Fund portfolio holdings information.

INVESTMENT RESTRICTIONS

The restrictions listed below are fundamental policies of each Fund and may be changed only with the approval of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. As provided in the 1940 Act, a vote of a majority of the outstanding voting securities of a Fund means the affirmative vote of the lesser of (A) more than 50% of the outstanding shares of the Fund, or (B) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in the values of a Fund’s assets as a whole will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by the Fund at the time it purchases any security.

(1)

The Fund may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

(2)

The Fund may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

For the purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps, are not deemed to involve the issuance of a senior security.

(3)

The Fund may not act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended.

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(4)

The Fund may not make loans, except through (i) the purchase of debt obligations in accordance with their investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds, each as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act.

(5)

Fairholme Fund and Income Fund. The Fund may not purchase or sell commodities, except that the Fund may enter into futures contracts, options on futures contracts and privately-negotiated contracts for the current or future delivery of commodities.

Allocation Fund. The Fund may purchase or sell commodities or options thereon to the extent permitted by applicable law.

(6)

The Fund may not purchase or sell real estate, except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

INVESTMENT MANAGER

Information on the Manager, Fairholme Capital Management, L.L.C., is set forth in the Prospectus. This section contains additional information about the Manager and the portfolio management team.

Bruce R. Berkowitz is considered to be a control person of the Manager. Membership interests in the Manager are held by Gables Investment Partnership, LLLP and East Lane, LLC. Mr. Berkowitz is the Managing Member of the Manager, Gables Investment GP, LLC, general partner of Gables Investment Partnership, LLLP, and the sole limited partner of Gables Investment Partnership, LLLP. Mr. Berkowitz is also the managing member of East Lane, LLC.

Portfolio Management

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The table below identifies the members of the portfolio management team, the number of accounts managed by each member of the portfolio management team, and the total assets in such accounts, within each of the following categories: registered investment companies, privately offered pooled investment vehicles, and separate accounts. Information in the table is shown as of February 28, 2011. Asset amounts are approximate and have been rounded.

	Registered Investment Companies		Privately Offered Pooled Vehicles		Separate Accounts**
Portfolio Management Team Member	Number of Accounts	Total Assets*	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Bruce R. Berkowitz	3	$20.7 billion	None	N/A	280	$2.0 billion
Charles M. Fernandez	3	$20.7 billion	None	N/A	280	$2.0 billion

*	Reflects the total assets of the Fairholme Fund, the Income Fund and the Allocation Fund.
**

Certain of the separate accounts invest a portion or all of their assets in one or more of the Funds. The total assets reflected above for such accounts exclude account assets invested in the Funds. Account assets invested in the Funds are included in the total assets of the Funds set forth under “Registered Investment Companies.”

Conflicts of Interest

The Manager serves as the investment adviser for various investment vehicles, including the Funds and separate accounts. The Manager seeks to treat all clients fairly and equitably and has adopted policies and procedures reasonably designed to ensure that no client is disadvantaged over another where more than one client has the ability to invest in similar securities or participate in similar investment opportunities. Although many clients of the Manager have assets managed with the same overall investment philosophy, not all clients use the same specific investment strategies to achieve their goals. Furthermore, different clients of the Manager have different restrictions on their permitted investment activities, whether by statute, contract or instruction of the client. As a consequence of employing differing strategies and taking into account total asset size and investment restrictions, among other applicable factors, the portfolio holdings and investment performance of the Manager’s clients may materially differ.

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The Funds may use specific strategies not employed by separate accounts due to their size or ability to pursue investments in, among other types of investments, distressed debt, special situations and, to a limited extent, illiquid securities. Furthermore, separate accounts may be more concentrated in specific securities or industries (and therefore generate higher or lower returns) than a Fund, where concentration in a security or industry is limited by application of requirements under the 1940 Act or other statutes, including the Internal Revenue Code.

Portfolio Management Team Compensation

The Company does not directly compensate any personnel of the Manager, including members of the portfolio management team. Mr. Berkowitz’s compensation from the Manager is in the form of a share of the Manager’s total profits. Mr. Fernandez receives from the Manager a fixed salary and an annual bonus. The annual bonus, which is subject to the profitability of the Manager, is discretionary and based on Mr. Berkowitz’s assessment of Mr. Fernandez’s contributions to the Manager.

The Manager receives asset-based fees only for its advisory services to its clients. No member of the portfolio management team is compensated based directly on the performance of the Funds or the value of the Funds’ respective assets.

Ownership of Fund Securities

As of the fiscal year ended November 30, 2010, Mr. Berkowitz and his immediate family members owned shares of the Fairholme Fund worth in excess of $1,000,000 and shares of the Income Fund worth in excess of $1,000,000. As of such date, Mr. Fernandez and his immediate family members owned shares of the Fairholme Fund worth in excess of $1,000,000 and shares of the Income Fund worth in excess of $1,000,000.

As of March 1, 2011, officers and employees of the Manager, collectively owned shares of the Fairholme Fund worth in excess of $262,463,496, shares of the Income Fund worth in excess of $5,944,230 and shares of the Allocation Fund worth in excess of $38,373,436.

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THE INVESTMENT MANAGEMENT AGREEMENTS

The Company has entered into an Investment Management Agreement with the Manager on behalf of each Fund (each, a “Management Agreement” and collectively, the “Management Agreements”). Under the terms of each Management Agreement, the Manager manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Manager furnishes an investment program for each Fund; determines what investments should be purchased, sold and held; and makes changes in the investments of the Fund. At all times, the Manager’s actions on behalf of the Funds are subject to the overall supervision and review of the Board. The Manager also manages investments for other clients whose objectives and strategies may result in conflicts of interest with the Funds. The Board has been advised of such potential conflicts and believes that the Manager has adequate policies and procedures designed to minimize the impact of any such conflicts on the Funds’ portfolio.

Pursuant to each Management Agreement, the Manager provides, or arranges to provide, administrative and all other services necessary to manage the business and day-to-day operational needs of the Fund including: transfer agency, fund accounting, fund administration, custody, legal, audit, compliance, certain directors’ fees, call center, fulfillment, travel, insurance, rent, printing, postage and other office supplies. Under each Management Agreement, the Fund retains responsibility for portfolio commission expenses, acquired fund fees and expenses, and other extraordinary expenses, if any, including, litigation costs.

Under each Management Agreement, the Manager may, with the Board’s approval, employ third parties, including affiliated service providers, to assist it in performing the various services required by the Fund. The Manager is responsible for compensating such parties.

Each Management Agreement provides that the Manager shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Management Agreement, except by reason of the Manager’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Fairholme Fund

The Management Agreement of the Fairholme Fund provides for an initial term of two years and thereafter may continue in effect from year to year if its continuance is approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the directors who are not parties to such agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Fairholme Fund’s Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Pursuant to the Management Agreement of the Fairholme Fund, the Company pays a management fee at an annual rate equal to 1.00% of the average daily net assets of the Fairholme Fund to the Manager for its provision of investment advisory and operating services to the Fund. For the fiscal years ended November 30, 2010 and November 30, 2009, the Company paid $143,769,746 and $82,905,797, respectively, in fees to the Manager pursuant to the Management Agreement. For the period beginning May 23, 2008 and ending November 30, 2008, the Company paid $44,035,226 in fees to the Manager pursuant to the Management Agreement.

Prior to May 23, 2008, the Manager provided investment advisory services to the Fairholme Fund under an Investment Advisory Agreement, and provided, or arranged to provide, all other services to the Fund under a separate Operating Services Agreement. Under the Investment Advisory Agreement, for its

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investment advisory services to the Fairholme Fund, the Company paid to the Manager, on the last day of each month, a fee at an annual rate equal to 0.50% of the daily average net assets of the Fund, such fee to be computed daily based upon the daily average net assets of the Fund. For the Fairholme Fund’s fiscal period beginning on December 1, 2007 and ending on May 22, 2008, the Company paid $17,401,931 in fees to the Manager pursuant to the Investment Advisory Agreement. Under the Operating Services Agreement, for its administrative and other services to the Fairholme Fund, the Company paid to the Manager, on the last day of each month, a fee at an annual rate equal to 0.50% of average net assets of the Fund, such fee to be computed daily based upon the daily average net assets of the Fund. For the Fairholme Fund’s fiscal period beginning on December 1, 2007 and ending on May 22, 2008, the Company paid $17,401,931 in fees to the Manager pursuant to the Operating Services Agreement.

Income Fund

The Management Agreement of the Income Fund provides for an initial term of two years and thereafter may continue in effect from year to year if its continuance is approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the directors who are not parties to such agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Income Fund’s Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Pursuant to the Management Agreement of the Income Fund, the Company pays a management fee at an annual rate equal to 1.00% of the daily average net assets of the Income Fund to the Manager for its provision of investment advisory and operating services to the Fund. The Manager has, however, agreed to waive a portion of its management fees and/or pay Fund expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation) in order to limit the net expenses of the Fund to an annual rate of 0.75% of the Fund’s daily average net assets. The fee waiver/expense limitation shall remain in effect for at least one year after the effective date of the Prospectus and until the effective date of the Fund’s prospectus incorporating the Fund’s audited financial statements for the Fund’s fiscal year ending November 30, 2011. The fee waiver/expense limitation may continue from year-to-year thereafter as determined by the Manager and approved by the Board. Under the fee waiver/expense limitation agreement, the Manager may request reimbursement for fee waivers and/or expense limitation payments made on behalf of the Fund during the three fiscal years prior to the date of such reimbursement request. Any such reimbursement is subject to the Board’s review and approval. A reimbursement may be requested by the Manager if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account any reimbursement) does not exceed the fee waiver/expense limitation for that year, or, if no such fee waiver/expense limitation is effective for that year, the management fee payable by the Fund to the Manager for that year.

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For the period beginning December 31, 2009 (the date on which the Income Fund commenced operations) through November 30, 2010, the Manager was entitled to $2,067,850 in fees pursuant to the Income Fund’s Management Agreement. The Manager waived a portion of such fees for this period in the amount of $1,033,925, and accordingly received fees for such period in the amount of $1,033,925.

Allocation Fund

The Management Agreement of the Allocation Fund provides for an initial term of two years and thereafter may continue in effect from year to year if its continuance is approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the directors who are not parties to such agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Allocation Fund’s Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Pursuant to the Management Agreement of the Allocation Fund, the Company pays a management fee at an annual rate equal to 1.00% of the daily average net assets of the Fund to the Manager for its provision of investment advisory and operating services to the Fund. The Manager has, however, agreed to waive a portion of its management fees and/or pay Fund expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation) in order to limit the net expenses of the Fund to an annual rate of 0.75% of the Fund’s daily average net assets. The fee waiver/expense limitation became effective on the effective date of the registration statement relating to the Fund and shall remain in effect for at least one year after the effective date of the Prospectus and until the effective date of the Fund’s prospectus incorporating the Fund’s audited financial statements for the Fund’s fiscal year ending 2011. The fee waiver/expense limitation may continue from year-to-year thereafter as determined by the Manager and approved by the Board. Under the fee waiver/expense limitation agreement, the Manager may request reimbursement for fee waivers and/or expense limitation payments made on behalf of the Fund during the three fiscal years prior to the date of such reimbursement request. Any such reimbursement is subject to the Board’s review and approval. A reimbursement may be requested by the Manager if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account any reimbursement) does not exceed the fee waiver/expense limitation for that year, or, if no such fee waiver/expense limitation is effective for that year, the management fee payable by the Fund to the Manager for that year.

DIRECTORS AND OFFICERS

The Board of the Company is responsible for overseeing and establishing policies regarding the management, conduct and operation of each Fund’s business. The Directors and Officers of the Company are listed below.

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Name, Age & Address+	Position(s) Held with the Company	Term of Office & Length of Time Served**	Principal Occupation(s) During Past 5 Years§	Number of Portfolios in Fund Complex Overseen by Director	Other Current Directorships Held by Director
Interested Directors and Officers

Bruce R. Berkowitz* Age 52	Director, President	Mr. Berkowitz has served as a Director of the Company since December 15, 1999.	Managing Member, Fairholme Capital Management, L.L.C. since October 1997.	3	Director and Chairman of the Board of Directors, The St. Joe Co.

Cesar L. Alvarez, Esq.* Age 63	Director	Mr. Alvarez has served as a Director of the Company since May 19, 2008.	Executive Chairman of Greenberg Traurig, LLP since 2010; Chief Executive Officer of Greenberg Traurig, LLP from October 1997 to 2010.	3	Chairman, Board of Directors, Mednax, Inc.; Co-Leading Director, Watsco, Inc.

Charles M. Fernandez* Age 49	Director, Vice President	Mr. Fernandez has served as a Director and a Vice President of the Company since November 5, 2008.	President, Fairholme Capital Management, L.L.C. since November 2008; Chief Operating Officer, Fairholme Capital Management, L.L.C. from 2007 to 2008; President and CEO, Lakeview Health Systems LLC from 2003 to 2007.	3	Director, Miami Children’s Hospital Foundation; Director and Vice Chairman of the Board of Directors, The St. Joe Co.

Independent Directors

Terry L. Baxter Age 65	Director	Mr. Baxter has served as a Director of the Company since May 19, 2008.	Chairman of the Board, CEO, Source One (retired); President of White Mountain Holdings (retired).	3	Director, Main Street America Group.

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Name, Age & Address+	Position(s) Held with the Company	Term of Office & Length of Time Served**	Principal Occupation(s) During Past 5 Years§	Number of Portfolios in Fund Complex Overseen by Director	Other Current Directorships Held by Director
Howard S. Frank Age 70	Director	Mr. Frank has served as a Director of the Company since May 7, 2007.	Vice Chairman, Chief Operating Officer and Director, Carnival Corporation & plc.	3	Director, Steamship Mutual Trust; Director and Chairman of Capital Campaign, New World Symphony; Director, The St. Joe Co.

Avivith Oppenheim, Esq. Age 60	Director	Ms. Oppenheim has served as a Director of the Company since December 15, 1999.	Attorney-at-Law.	3	None.

Leigh Walters, Esq. Age 64	Director	Mr. Walters has served as a Director of the Company since December 15, 1999.	Vice-President and Director, Valcor Engineering Corporation. Attorney-at-Law.	3	Director, Valcor Engineering Corporation.

+	Unless otherwise indicated, the address of each Director of the Company is c/o Fairholme Capital Management, L.L.C., 4400 Biscayne Blvd., 9th Floor, Miami, FL 33137.
*	Each of Mr. Berkowitz, Mr. Fernandez and Mr. Alvarez has an affiliation with the Manager, and accordingly is considered an “interested person,” as defined in the 1940 Act.
**	Each Director serves for an indefinite term. Each officer serves for an annual term and until his or her successor is elected and qualified.
§

The information reported includes the principal occupation during the last five years for each Director, which relates to the professional experiences, attributes and skills relevant to each Director’s qualifications to serve on the Board of the Company.

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Officers of the Company

Name, Age & Address+	Position Held with the Company	Term of Office & Length of Time Served*	Principal Occupation(s) During Past 5 Years
Tim Biedrzycki Age 62	Treasurer	Mr. Biedrzycki has served as Treasurer of the Company since November 2008.	Chief Executive Officer and President, FCM Services, Inc. since July 2008; Chief Operating Officer, FCM Services Inc. from February 2007 to June 2008; Managing Director, Citco Mutual Fund Services from August 2005 to February 2007.

Paul R. Thomson Age 54	Chief Compliance Officer	Mr. Thomson has served as Chief Compliance Officer since April 2010 and previously served in the position from November 2008 to January 2009.	Chief Compliance Officer, Fairholme Capital Management, L.L.C. since April 2010; Chief Financial Officer, Fairholme Capital Management, L.L.C. since January 2008; Managing Director and former Chief Financial Officer of Colliers-Seeley, Inc. from 2004 to 2007.

Deborah A. Reperowitz, Esq. Age 51	Secretary	Ms. Reperowitz has served as Secretary of the Company since July 2010.	General Counsel of Fairholme Capital Management, L.L.C.** since May 2010; Senior Vice President and Chief Litigation Counsel of CIT Group Inc. from 2006 to April 2010.

+	Unless otherwise indicated, the address of each Officer of the Company is c/o Fairholme Capital Management, L.L.C., 4400 Biscayne Blvd., 9th Floor, Miami, FL 33137.
*	Each officer serves for an annual term and until his or her successor is elected and qualified.
**	Authorized House Counsel in the State of Florida. Member of the Bars of New York and New Jersey only.

Leadership Structure and the Board of Directors

The Board is responsible for overseeing the business affairs of the Company, including the business affairs of the Funds. The Board is composed of seven Directors, four of whom are not “interested persons” (as defined in the 1940 Act) of the Funds (the “Independent Directors”). In addition to four regularly scheduled meetings per year, the Independent Directors meet regularly in executive sessions among themselves and with Fund counsel to consider a variety of matters affecting the Funds. These sessions generally occur prior to, and following, scheduled Board meetings and at such other times as the Independent Directors may deem necessary. As discussed in further detail below, the Board has established three standing committees to assist the Board in performing its oversight responsibilities: the Audit Committee, the Nominating Committee and the Proxy Voting Committee. The Board is responsible for overseeing the Manager and other service providers with respect to the services they provide to the Company and the Funds in accordance with the provisions of the 1940 Act and other applicable laws.

The Company’s By-Laws do not set forth any specific qualifications to serve as a Director. The Nominating Committee Charter (“Charter”) sets forth a number of factors the Nominating Committee will

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take into account in considering candidates for membership on the Board, including: (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director/trustee or senior officer of other public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the on-going functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Funds; and (vii) such other factors as the committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors. In addition, in evaluating a candidate for nomination or election as a Director, the Nominating Committee will take into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Nominating Committee believes contributes to good governance for the Funds. The Charter also sets forth certain factors that the Nominating Committee may take into account in evaluating potential conflicts of interest. The Chairman of the Board is not an Independent Director. The Funds do not have a lead Independent Director. The Chairman’s role is to set the agenda at each Board meeting, preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Directors generally between meetings. The Chairman may also perform other such functions as may be determined by the Board.

Among the attributes or skills common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, Manager, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director’s ability to perform his or her duties effectively has been attained through the Director’s business, consulting, public service and/or academic positions and through experience from service as a board member of the Funds, public companies or other organizations as set forth in the preceding Directors and Officers table. Each Director’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

The Board’s leadership structure is appropriate in light of the characteristics and circumstances of the Company and the Funds, including factors such as the Funds’ investment strategy and style, the net assets of the Funds, the committee structure of the Company, and the management, distribution and other service arrangements of the Funds. The current leadership structure permits the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among service providers, committees of Directors and the full Board in a manner that enhances effective oversight. The Board believes that having a majority of Independent Directors is appropriate and in the best interest of the Funds, and that the Board leadership by Mr. Berkowitz provides the Board with valuable corporate and financial insights that assist the Board as a whole with the decision-making process. At the Board’s discretion, the leadership structure of the Board may be changed at any time, including in response to changes in circumstances or the characteristics of the Funds.

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In addition to the current directorships listed in the chart above, Mr. Berkowitz held the following directorships during the past five years: Director of White Mountains Insurance Group, Ltd. from 2004 to April 2010; Director of AmeriCredit Corp. from December 2008 to November 2009; Director and Chairman of TAL Internal Group from November 2004 to February 2009; Trustee of First Union Real Estate Mortgage Investments from 2000 to March 2008; and Director and Deputy Chairman of Olympus Re Holdings, Ltd. from 2001 to June 2006.

Risk Oversight

The Funds are subject to a number of risks, including investment, compliance, operational, and valuation risks. Day-to-day risk management functions are subsumed within the responsibilities of the Manager and the other service providers (depending on the nature of the risk) that conduct or carry out the Funds’ investment management and business affairs.

Risk oversight is part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters concerning the Funds and their principal service providers. As part of the Board’s periodic review of the Funds’ advisory and other service provider agreements, the Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible. As part of its regular oversight of the Funds, the Board, directly or through a Committee, interacts with and reviews reports from the Manager, and the Funds’ administrator, Chief Compliance Officer, independent registered public accounting firm and other providers, as appropriate, regarding risks faced by the Funds and relevant risk functions. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Audit Committee

The Board has formed an Audit Committee to oversee the financial reporting of the Funds, nominate independent auditors to conduct audits of the Funds’ financial statements and perform other related duties. The Audit Committee has adopted a charter to govern such activities. The Audit Committee met three times during the fiscal year ended November 30, 2010. The members of the Audit Committee are: Howard S. Frank (Chairperson), Terry L. Baxter, Avivith Oppenheim and Leigh Walters.

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Nominating Committee

The Board has formed a Nominating Committee (“Nominating Committee”). The Nominating Committee will recommend nominees to the Board for election and periodically review the composition of the Board. The Nominating Committee did not meet during the fiscal year ended November 30, 2010. The Nominating Committee does not consider nominees recommended by shareholders as candidates for Board membership. The members of the Nominating Committee are: Avivith Oppenheim (Chairperson), Terry L. Baxter, Howard S. Frank and Leigh Walters.

Proxy Voting Committee

The Board has established a Proxy Voting Committee. The Proxy Voting Committee considers proxies involving potential conflicts of interest and requests for waivers of the proxy voting policy. The Proxy Voting Committee did not meet during the fiscal year ended November 30, 2010. The members of the Proxy Voting Committee are: Leigh Walters (Chairperson), Terry L. Baxter, Avivith Oppenheim, and Howard S. Frank.

Compensation

During the fiscal year ended November 30, 2010, each Director who is not an employee of the Manager received an annual retainer of $75,000 with an additional $30,000 paid to the Chairman of the Audit Committee. All Directors are permitted reimbursement for any out-of-pocket expenses incurred in connection with attendance at meetings. Pursuant to its obligations to the Company under the Management Agreement, the Manager is responsible for paying compensation, if any, to each of the Company’s Directors who are entitled to receive compensation from the Company.

The table below sets forth the compensation paid to Directors by the Company during the fiscal year ended November 30, 2010:

	AGGREGATE COMPENSATION FROM THE FUNDS (PAID BY THE MANAGER)*	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUNDS’ EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION PAID TO DIRECTOR*
Cesar L. Alvarez	$75,000	-0-	-0-	$75,000
Bruce R. Berkowitz	-0-	-0-	-0-	-0-
Terry L. Baxter^	$75,000	-0-	-0-	$75,000
Charles M. Fernandez	-0-	-0-	-0-	-0-
Howard S. Frank^	$105,000	-0-	-0-	$105,000
Avivith Oppenheim^	$75,000	-0-	-0-	$75,000
Leigh Walters^	$75,000	-0-	-0-	$75,000

^	Directors who are not “interested persons” of the Company as defined under the 1940 Act.
*	The Fairholme Fund and the Income Fund were the only series of the Company during the fiscal year ended November 30, 2010.

Director Ownership of the Fairholme Fund and Income Fund Shares

As of December 31, 2010, the Directors beneficially owned equity securities in the Funds in the following amounts:

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NAME OF DIRECTOR	DOLLAR RANGE OF SHARES HELD IN THE FAIRHOLME FUND	DOLLAR RANGE OF SHARES HELD IN THE INCOME FUND	DOLLAR RANGE OF SHARES HELD IN THE ALLOCATION FUND	AGGREGATE DOLLAR RANGE OF SHARES HELD IN ALL FUNDS OVERSEEN BY DIRECTOR
Cesar L. Alvarez	Over $100,000	none	none	Over $100,000
Bruce R. Berkowitz	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Terry L. Baxter^	Over $100,000	none	none	Over $100,000
Charles M. Fernandez	Over $100,000	Over $100,000	none	Over $100,000
Howard S. Frank^	Over $100,000	none	none	Over $100,000
Avivith Oppenheim^	Over $100,000	Over $100,000	none	Over $100,000
Leigh Walters^	Over $100,000	Over $100,000	none	Over $100,000

^	Directors who are not “interested persons” of the Company as defined under the 1940 Act.

As of March 1, 2011, the Officers and Directors of the Company (and their affiliates), as a group, owned approximately 7,951,000 shares or approximately 1.41% of the Fairholme Fund’s outstanding shares, approximately 795,000 shares or approximately 1.95% of the Income Fund’s outstanding shares and approximately 3,854,000 shares or approximately 22.48% of the Allocation Fund’s outstanding shares.

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CONTROL PERSONS AND SHAREHOLDERS OWNING OVER 5% OF FUND SHARES

As of March 1, 2011, the following persons owned 5% or more of the Fairholme Fund’s outstanding shares.

NAME OF SHAREHOLDER	NUMBER OF FAIRHOLME FUND SHARES OWNED	% OWNERSHIP OF TOTAL FAIRHOLME FUND SHARES	TYPE OF OWNERSHIP
National Financial Services Corp.	144,466,220	25.66%	Record
Charles Schwab	126,722,333	22.52%	Record

As of March 1, 2011, the following persons owned 5% or more of the Income Fund’s outstanding shares.

NAME OF SHAREHOLDER	NUMBER OF INCOME FUND SHARES OWNED	% OWNERSHIP OF TOTAL INCOME FUND SHARES	TYPE OF OWNERSHIP
National Financial Services Corp.	12,842,719	31.60%	Record
Charles Schwab	10,156,709	24.99%	Record
Prudential Investment Mgmt	3,961,973	9.75%	Record
TD Ameritrade Inc.	2,249,516	5.53%	Record

As of March 1, 2011, the following persons owned 5% or more of the Allocation Fund’s outstanding shares.

NAME OF SHAREHOLDER	NUMBER OF ALLOCATION FUND SHARES OWNED	% OWNERSHIP OF TOTAL ALLOCATION FUND SHARES	TYPE OF OWNERSHIP
Charles Schwab	5,398,226	32.35%	Record
National Financial Services Corp.	3,894,420	23.34%	Record
Bruce R. Berkowitz	3,249,315	19.47%	Beneficial

A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed to “control” (as defined in the 1940 Act) the Fund.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions of a Fund’s shares will be made at NAV. Each Fund calculates its NAV per share on each business day the New York Stock Exchange (“NYSE”) is open for business, as of the close of the NYSE, generally at 4:00 p.m., Eastern Time. A Fund’s per share NAV is based on closing prices of the Fund’s portfolio securities as of the close of regular trading hours on the NYSE, currently 4:00 p.m., Eastern Standard Time.

For purposes of computing the NAV of a share of a Fund, securities traded on securities exchanges are valued at the last quoted sales price at the time of valuation or, lacking any reported sales on that day, at the last bid price. Securities not traded or dealt in upon any securities exchange for which over-the-counter market quotations are readily available generally shall be valued at the last quoted sales price (if adequate trading volume is present) or, otherwise at the last bid price.

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The ordinary pricing procedures used by each Fund to value its portfolio securities are described in greater detail in the Funds’ valuation procedures.

The value of a foreign security is ordinarily determined as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued at the last bid price. In certain circumstances, the Manager shall make a fair value determination with respect to foreign securities, if in the Manager’s judgment, the value of such a security does not represent the fair market value of the security.

When the Funds hold securities traded in foreign markets that are open when U.S. markets are closed, significant events, including company specific developments or broad foreign market moves may affect the value of foreign securities held by the Funds. Consequently, a Fund’s NAV may be affected during a period when shareholders are unable to purchase or redeem their shares in the Fund. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with thinly-traded domestic securities, fixed income securities or other assets held by the Funds.

A Fund’s share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and then dividing the result by the total number of shares outstanding on that day. Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received. Since a Fund generally does not charge sales fees, the NAV is the offering price for shares of the Fund. The price per share for a purchase order or redemption request is the NAV next determined after receipt of the order.

An example of how the Fairholme Fund calculated its total offering price per share as of January 31, 2011 is as follows:

Fairholme Fund Total Net Assets divided by Fairholme Fund Total Shares Outstanding	=	Fairholme Fund Net Asset Value Per Share

$19,437,059,279 divided by 552,026,608	=	$35.21 Per Fairholme Fund Share

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An example of how the Income Fund calculated its total offering price per share as of January 31, 2011 is as follows:

Income Fund Total Net Assets divided by Income Fund Total Shares Outstanding	=	Income Fund Net Asset Value Per Share

$391,655,781 divided by 35,346,900	=	$11.08 Per Income Fund Share

An example of how the Allocation Fund calculated its total offering price per share as of January 31, 2011 is as follows:

Allocation Fund Total Net Assets divided by Allocation Fund Total Shares Outstanding	=	Allocation Fund Net Asset Value Per Share

$112,814,114 divided by 11,486,533	=	$9.82 Per Allocation Fund Share

The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Funds of securities owned by them is not reasonably practicable or as a result of which it is not reasonably practicable for the Funds fairly to determine the value of their net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Funds.

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TAX INFORMATION

The information set forth in the Prospectus and the following discussion relate solely to U.S. federal income tax law and assumes that the Funds qualify to be taxed as a regulated investment company (as discussed below). Such information is only a summary of certain key federal income tax considerations and is based on current law. No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or their shareholders. Investors are encouraged to consult their own tax advisers with respect to the specific tax consequences of being a shareholder in the Funds, including the effect and applicability of federal, state, local and foreign tax laws to their own particular situations.

Qualification as a Regulated Investment Company. Each of the Funds intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a RIC, a Fund must, among other requirements, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities, or net income derived from interests in certain publicly traded partnerships.

If for any tax year a Fund does not qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to shareholders as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a RIC would thus have a negative impact on the Fund’s income and performance. It is possible that a Fund will not qualify as a RIC in any given tax year.

If a Fund qualifies as a RIC and distributes at least 90% of its investment company taxable income (taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses), the Fund will not be subject to federal income tax on the investment company taxable income and net capital gain (the excess of net long-term capital gains over net short-term capital losses) distributed. However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

Each of the Funds intends to distribute to shareholders, at least annually, substantially all net investment income and any net capital gain. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Funds unless the shareholder has requested in writing to have them paid by check.

Excise Tax. Each of the Funds will avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its capital gain net income for the twelve-month period ending on October 31 (or November 30 if elected by the Fund) of such year, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by a Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. Each of the Funds intends to make sufficient distributions to avoid liability for the excise tax. A Fund may be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Taxation of the Non-Corporate Shareholder. Distributions of a Fund’s investment company taxable income are taxable to you as ordinary income. A portion of a Fund’s distributions may be treated as “qualified dividend income,” which may be taxable through 2012 to individuals, trusts and estates at lower federal tax rates. A distribution is treated as qualified dividend income to the extent that a Fund received dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met. To the extent a Fund’s distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

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Distributions of a Fund’s net short-term capital gains are taxable to you as ordinary income. Distributions of a Fund’s net long-term capital gains are taxable to you as long-term capital gains. Long-term is defined as securities held for more than one year at the time of the sale or exchange. Short-term is defined as securities held for one year or less at the time of sale or exchange.

Distributions that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. A return of capital distributions reduces your tax basis in the shares and is treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of a Fund.

Taxable distributions generally are included in a shareholder’s gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by a Fund during the following January.

Distributions by a Fund will result in a reduction in the fair market value of the Funds’ shares. Should a distribution reduce the fair market value below a shareholder’s cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A portion of a Fund’s income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund’s income is derived from qualifying dividends from domestic corporations. Because a Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends and short-term capital gains, the percentage of dividends from a Fund that qualifies for the deduction generally will be less than 100%. Each Fund will notify corporate shareholders annually of the percentage of the Fund’s dividends that qualifies for the dividends received deduction.

If a shareholder fails to furnish his social security or other taxpayer identification number or to certify properly that it is correct, a Fund may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding due to the under-reporting of certain income. Each Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

In general, you will recognize a gain or loss on a sale or exchange of shares of a Fund in an amount equal to the difference between the amount of your net sales proceeds and your tax basis in the shares. All or a portion of any such loss may be disallowed if you purchase (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale or exchange. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange. Any capital loss arising from the sale or exchange of shares held for one year or less is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares.

Foreign Taxes. Income received by a Fund from sources within foreign countries may be subject to foreign income taxes, including withholding taxes.

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PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for each Fund are made by the Manager. In placing purchase and sale orders for portfolio securities for a Fund, it is the policy of the Manager to seek the best execution of orders at the most favorable price. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of considerations. Among these are the Manager’s evaluation of the broker-dealer’s efficiency in executing and clearing transactions, the rate of commission or the size of the broker-dealer’s spread, the size and difficulty of the order, the nature of the market for the security, and operational capabilities of the broker-dealer. The Manager will not take into account the sale of shares of a Fund when selecting brokers to execute portfolio transactions.

The Manager may purchase or sell portfolio securities on behalf of each Fund in agency or principal transactions. In agency transactions, the Fund generally pays brokerage commissions. In principal transactions, the Fund generally does not pay commissions. However, the price paid for the security may include an undisclosed commission or mark-up or selling concessions. The Manager normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities. The Manager may purchase certain money market instruments directly from an issuer without paying commissions or discounts. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Manager feels that better prices are available from non-principal market makers who are paid commissions directly.

For the fiscal years ended November 30, 2010, November 30, 2009 and November 30, 2008, the Fairholme Fund paid brokerage commissions of $7,113,569, $4,660,650 and $8,040,774 respectively. For the fiscal period beginning on December 31, 2009 (commencement of operations) through November 30, 2010, the Income Fund paid brokerage commissions of $16,324.

The Manager may combine transaction orders placed on behalf of each Fund with orders placed on behalf of any other advisory client, including any partnership or private account where principals and employees of the Manager have an interest, for the purposes of obtaining a more favorable transaction price. If an aggregated trade is not completely filled, the Manager allocates the trade among the participating Fund and other advisory clients, as applicable, on a pro rata basis or in accordance with such other allocation method that, in the opinion of the Manager, will result in fairness to all participants. Exceptions to such policies are permitted on a case-by-case basis when judged by the Manager to be fair and reasonable to the participating accounts. Since a Fund’s strategy may differ from those of other advisory clients, it is possible the Fund may not participate in certain aggregated trades or may purchase or sell securities not owned by other advisory clients, and advisory clients may purchase or own securities not purchased or owned by the Fund.

As of the fiscal year ended November 30, 2010, the Fairholme Fund held securities of the following regular broker-dealers or their parents:

Name of Regular Broker or Dealer or Parent (Issuer)	Shares	Aggregate Market Value
The Goldman Sachs Group, Inc.	5,578,900	$871,089,446
Bank of America Corp.	77,317,115	846,622,409
General Electric Capital Corp.	300,000,000	299,852,595
American Express Co.	200,000,000	199,976,778

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As of the fiscal period ended November 30, 2010, the Income Fund did not hold any securities of regular broker-dealers or their parents.

PERSONAL TRADING BY THE PORTFOLIO MANAGERS AND OTHER INSIDERS

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Funds and the Manager have adopted Codes of Ethics (“Codes”) restricting personal securities trading by certain persons who are affiliated with the Funds and/or the Manager. These Codes are on public file and are available from the SEC. While the Codes permit personal transactions by these persons in securities held or to be acquired by the Funds, under certain circumstances, the Codes prohibit and are designed to prevent fraudulent activity in connection with such personal transactions.

CUSTODIAN

PFPC Trust Company, located at 301 Bellevue Parkway, Wilmington, Delaware, 19809, is custodian for the securities and cash of the Funds. Under the Custody Agreement, the custodian holds the Funds’ portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties.

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as Transfer Agent to the Funds pursuant to a Transfer Agency Services Agreement among the Company, the Manager (with respect to the compensation section only), and BNY Mellon.

Under the Transfer Agency Services Agreement, BNY Mellon provided customary services of a transfer agent and dividend-paying agent including: (1) receiving and processing orders to purchase or redeem shares; and (2) mailing shareholder reports and prospectuses to current shareholders. BNY Mellon receives a transfer agency services fee which will be billed to the Manager on a monthly basis.

ADMINISTRATION AND ACCOUNTING SERVICES

BNY Mellon provides Administration and Accounting Services to the Funds pursuant to an Administration and Accounting Services Agreement among the Funds, the Manager (with respect to the compensation section only), and BNY Mellon. Under the Administration and Accounting Services Agreement, BNY Mellon provides, among other things, the following services: portfolio accounting and valuation, expense accrual and payment, financial reporting, tax accounting and assistance with compliance monitoring. BNY Mellon receives an administration and accounting services fee calculated as a percentage of each Fund’s average daily net assets, which will be billed to the Manager on a monthly basis. For the fiscal year ended November 30, 2010 and for the period from March 16, 2009 to November 30, 2009, BNY Mellon received $619,421 and $293,526, respectively, in fees pursuant to the Administration and Accounting Services Agreement with respect to the Fairholme Fund. For the period from December 31, 2009 (the date on which the Income Fund commenced operations) to November 30, 2010, BNY Mellon received $59,922 in fees pursuant to the Administration and Accounting Services Agreement with respect to the Income Fund.

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BNY Mellon also provides state filing services to the Funds pursuant to a State Filing Services Agreement among the Funds, the Manager (with respect to the compensation section only) and BNY Mellon. Under the State Filing Services Agreement, BNY Mellon provides state registration and filing services for the Funds. BNY Mellon receives a state filing services fee based upon the number of state securities notice filings. This fee is billed to the Manager on a monthly basis.

Prior to March 16, 2009, U.S. Bancorp Fund Services, LLC (“USBFS”) served as fund administrator pursuant to a Fund Administration Servicing Agreement among the Fairholme Fund, the Manager (with respect to the compensation section only) and USBFS. For the period from December 1, 2008 to March 15, 2009, USBFS received $198,261 in fees pursuant to the Fund Administration Servicing Agreement. For the Fairholme Fund’s fiscal year ended November  30, 2008, USBFS received $689,947 in fees pursuant to the Fund Administration Servicing Agreement.

PRINCIPAL UNDERWRITER

Fairholme Distributors, Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as principal underwriter for the Funds pursuant to an Underwriting Agreement for the limited purpose of acting as statutory underwriter to facilitate the registration and distribution of shares of the Funds.

OTHER SERVICES

The Company has entered into a service agreement with FCM Services, Inc., a wholly owned subsidiary of the Manager, pursuant to which FCM Services, Inc. provides administrative services to the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, 1700 Market Street, Philadelphia, PA 19103, serves as each Fund’s independent registered public accounting firm.

GENERAL INFORMATION

The Company’s Charter permits the Board to issue 1,100,000,000 shares of common stock, 700,000,000 shares of which have been classified shares of common stock of the Fairholme Fund, 200,000,000 shares of which have been classified as shares of common stock of the Income Fund and 200,000,000 shares of which have been classified as shares of common stock of the Allocation Fund. The Board has the power to designate one or more separate and distinct series and/or classes of shares of common stock and to classify or reclassify any unissued shares with respect to such series.

Shareholders of each Fund are entitled: to one vote per full share; to such distributions as may be declared by the Company’s Board out of funds legally available from the Fund; and upon liquidation, to participate ratably in the assets available for distribution from the Fund.

There are no conversion or sinking fund provisions applicable to the shares, and shareholders have no preemptive rights and may not cumulate their votes in the election of directors. The shares are redeemable and are fully transferable. All shares issued and sold by the Funds will be fully paid and non-assessable.

According to the law of Maryland under which the Company is incorporated and the Company’s By-laws, the Company is not required to hold an annual meeting of shareholders unless required under the 1940 Act. Accordingly, the Company does not intend to hold annual shareholder meetings unless required under the 1940 Act. Shareholders have the right to call a meeting of shareholders for the

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purpose of voting to remove directors. The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of a Fund’s outstanding shares.

PROXY VOTING POLICIES AND PROCEDURES

The Board has approved proxy voting policies and procedures for the Company. A copy of the Company’s proxy voting policies and procedures is attached to this SAI as Appendix A. These procedures set forth guidelines and procedures for the voting of proxies relating to securities held by the Funds. Records of the Fairholme Fund and the Income Fund’s proxy voting records are maintained and are available for inspection. The Board is responsible for overseeing the implementation of the procedures. Information regarding how the Fairholme Fund and the Income Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge upon request, by calling Shareholder Services at 1-866-202-2263; or by writing to the Company c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9692, Providence, Rhode Island 02940-9692 and (ii)  on the SEC’s website at http://www.sec.gov.

FINANCIAL STATEMENTS

The audited financial statements of the Fairholme Fund for the fiscal year ended November 30, 2010 and the Income Fund for the period from December 31, 2009 (commencement of operations) to November 30, 2010 and the report of Deloitte & Touche LLP, the Fairholme Fund’s and the Income Fund’s independent registered public accounting firm, are incorporated herein by reference to the Annual Report. The Annual Report was filed on Form N-CSR with the SEC on February 1, 2011. The Annual Report is available without charge upon request by calling Shareholder Services at 1-866-202-2263, or by visiting the Company’s website at www.fairholmefunds.com.

The financial statements of the Allocation Fund for the fiscal year end are not available because the Allocation Fund commenced operations on December 31, 2010.

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APPENDIX A

PROXY VOTING POLICY OF FAIRHOLME FUNDS, INC.

PREFACE

Fairholme Funds, Inc. (the “Company”) is registered with the Securities and Exchange Commission (the “Commission”) as an open-end management investment company under the 1940 Act. The Company is a series company, meaning that it can offer an indefinite number of series of Company shares (each such series a “Fund” and together the “Funds”). The Company currently offers shares of three Funds, but may offer shares of additional Funds in the future. This policy applies equally with respect to the Company’s currently existing Funds and any future Funds that may be offered by the Company.

The Company’s affairs are generally managed by its Board of Directors (the “Board” or the “Directors”). Among its obligations to each Fund’s shareholders, the Board is responsible for voting all proxies related to securities held in each Fund’s investment portfolio. The Board, consistent with its fiduciary duties and pursuant to applicable rules and regulations promulgated under the 1940 Act, has designed this proxy voting policy (the “Policy”) to reflect its commitment to vote all proxies in a manner consistent with the best interests of the Funds’ shareholders. The Board or its designated agent(s), consistent with their duty of care, will monitor corporate actions for those securities issuers who have called upon their shareholders to vote proxies or attend shareholder meetings for the purpose of voting upon issues. Consistent with its duty of loyalty, the Board or its designated agent(s) will, in all cases, vote such proxies in a manner designed to promote shareholders’ best interests.

KEY PROXY VOTING ISSUES

1. General Policies

All proxy solicitations shall be reviewed on an issuer-by-issuer basis, and each item for which a vote is sought shall be considered in the context of the company under review and the various economic impacts such item may have on a Fund’s stated investment objectives. The Board or its designated agent(s) will give great weight to the views of the issuer’s management, and in most cases will vote in favor of management’s recommendations unless it is apparent, after reasonable inquiry, that to vote in accordance with management recommendations would likely have a negative impact on a Fund’s shareholder value or conflict with the Fund’s policies regarding management and corporate governance. In such cases, the Board or its designated agent(s) will engage in an independent analysis of the impact that the proposed action will have on shareholder values and will vote such items in accordance with their good faith conclusions as to the course of action that will best benefit Fund shareholders.

2. Boards of Directors

Electing directors is one of the most important rights of stock ownership that company shareholders can exercise. The Company believes that directors should act in the long-term interests of their shareholders and the company as a whole. Generally, when called upon by an issuer to vote for one or more directors, the Board or its designated agent(s) will vote in favor of director nominees that have expressed and/or demonstrated a commitment to the interest of the company’s shareholders. The Board or its designated agent(s) will consider the following factors in deciding how to vote proxies relating to director elections:

•

In re-electing incumbent directors, the long-term performance of the company relative to its peers shall be the key factor in whether the Board or its designated agent(s) votes to re-elect the director(s) – The Board or its designated agent(s) will not vote to re-elect a director if the company has had consistently poor performance relative to its peers in the industry, unless the director(s) has/have taken or is/are attempting to take tangible steps to improve the company’s performance.

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•

Whether the slate of director nominees promotes a majority of independent directors on the full board – The Board believes that it is in the best interest of all company shareholders to have, as a majority, directors that are independent of management.

•	A director nominee’s attendance at less than 75% of required meetings – frequent non-attendance at board meetings will be grounds for voting against re-election.

•

Existence of any prior SEC violations and/or other criminal offenses – The Board will not vote in favor of a director nominee who, to Board or its designated agent(s) actual knowledge, is the subject of SEC or other criminal enforcement actions.

The Board believes that it is in the shareholders’ best interests to have knowledgeable and experienced directors serving on a company’s board. To this end, the Board believes that companies should be allowed to establish director compensation packages that are designed to attract and retain such directors. When called upon to vote for director compensation proposals, the Board or its designated agent(s) will consider whether such proposals are reasonable in relation to the company’s performance and resources, and are designed to attract qualified personnel yet do not overburden the company or result in a “windfall” to the directors. The Board or its designated agent(s) will carefully consider proposals that seek to impose reasonable limits on director compensation.

In all other issues that may arise relating to directors, the Board or its designated agent(s) will vote against any proposal that clearly benefits directors at the expense of shareholders (excepting reasonable compensation to directors), and in favor of all proposals that do not unreasonably abrogate the rights of shareholders. As previously stated, each issue will be analyzed on an item-by-item basis.

3. Corporate Governance

Corporate governance issues may include the following: (i) corporate defenses, (ii) corporate restructuring proposals, (iii) proposals affecting the capital structure of a company, (iv) proposals regarding executive compensation, or (v) proposals regarding the independent auditors of the company. When called upon to vote on such items, the Board or its designated agent(s) shall consider, without limitation, the following factors:

i. Corporate Defenses. Although the Board or its designated agent(s) will review each proposal on a case-by-case basis, the Board or its designated agent(s) will generally vote against management proposals that (a) seek to insulate management from all threats of change in control, (b) provide the board with veto power against all takeover bids, (c) allow management or the board of the company to buy shares from particular shareholders at a premium at the expense of the majority of shareholders, or (d) allow management to increase or decrease the size of the board at its own discretion. The Board or its designated agent(s) will only vote in favor of those proposals that do not unreasonably discriminate against a majority of shareholders, or greatly alter the balance of power between shareholders, on one side, and management and the board, on the other.

ii. Corporate Restructuring. These may include mergers and acquisitions, spin-offs, asset sales, leveraged buy-outs and/or liquidations. In determining how to vote on these types of proposals, the Board or its designated agent(s) will consider the following factors: (a) whether the proposed action represents the best means of enhancing shareholder values, (b) whether the company’s long-term prospects will be positively affected by the proposal, (c) how the proposed action will impact corporate governance and/or shareholder rights, (d) how the proposed deal was negotiated, (e) whether all shareholders receive equal/fair treatment under the terms of the proposed action, and/or (f) whether shareholders could realize greater value through alternative means.

iii. Capital Structure. Proposals affecting the capital structure of a company may have significant impact on shareholder value, particularly when they involve the issuance of additional stock. As such, the

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Board or its designated agent(s) will vote in favor of proposals to increase the authorized or outstanding stock of the company only when management provides persuasive business justification for the increase, such as to fund acquisitions, recapitalization or debt restructuring. The Board or its designated agent(s) will vote against proposals that unreasonably dilute shareholder value or create classes of stock with unequal voting rights if, over time, it is believed that such action may lead to a concentration of voting power in the hands of few insiders.

iv. Executive Compensation. The Board believes executives should be compensated at a reasonable rate and that companies should be free to offer attractive compensation packages that encourage high performance in executives because, over time, it will increase shareholder values. The Board also believes however, that executive compensation should, to some extent, be tied to the performance of the company. Therefore, the Board or its designated agent(s) will vote in favor of proposals that provide challenging performance objectives to company executives and which serve to motivate executives to better performance. The Board or its designated agent(s) will vote against all proposals that offer unreasonable benefits to executives whose past performance has been less than satisfactory.

The Board or its designated agent(s) will vote against shareholder proposals that summarily restrict executive compensation without regard to the company’s performance, and will generally vote in favor of shareholder proposals that seek additional disclosures on executive compensation.

v. Independent Registered Public Accounting Firm. The engagement, retention and termination of a company’s independent auditors must be approved by the company’s audit committee, which typically includes only those independent directors who are not affiliated with or compensated by the company, except for directors’ fees. In reliance on the audit committee’s recommendation, the Board or its designated agent(s) generally will vote to ratify the employment or retention of a company’s independent auditors unless the Board or its designated agent(s) is aware that the auditor is not independent or that the auditor has, in the past, rendered an opinion that was neither accurate nor indicative of the company’s financial position.

4. Shareholder Rights

State law provides shareholders of a company with various rights, including cumulative voting, appraisal rights, the ability to call special meetings, the ability to vote by written consent and the ability to amend the charter or bylaws of the company. When called upon to vote on such items, the Board or its designated agent(s) will carefully analyze all proposals relating to shareholder rights and will vote against proposals that seek to eliminate existing shareholder rights or restrict the ability of shareholders to act in a reasonable manner to protect their interest in the company. In all cases, the Board or its designated agent(s) will vote in favor of proposals that best represent the long-term financial interest of Fund shareholders.

5. Social and Environmental Issues

When called upon to vote on items relating to social and environmental issues, the Board or its designated agent(s) will consider the following factors:

•	Whether the proposal creates a stated position that could negatively affect the company’s reputation and/or operations, or leave it vulnerable to boycotts and other negative consumer responses;

•	The percentage of assets of the company that will be devoted to implementing the proposal;

•	Whether the issue is more properly dealt with through other means, such as through governmental action;

•	Whether the company has already dealt with the issue in some other appropriate way; and

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•	What other companies have done in response to the issue.

While the Board generally supports shareholder proposals that seek to create good corporate citizenship, the Board or its designated agent(s) will vote against proposals that would tie up a large percentage of the assets of the company. The Board believes that such proposals are inconsistent with its duty to seek long-term value for each Fund’s shareholders. The Board or its designated agent(s) will also evaluate all proposals seeking to bring to an end certain corporate actions to determine whether the proposals adversely affect the ability of the company to remain profitable. The Board or its designated agent(s) will generally vote in favor of proposals that enhance or do not negatively impact long-term shareholder values.

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PROXY VOTING PROCEDURES

of

FAIRHOLME FUNDS, INC.

1. The Proxy Voting Officers

The Board has designated the President and Secretary of the Company (the “Proxy Voting Officers”) as the persons responsible for voting all proxies relating to securities held in each series (each, a “Fund”) of Fairholme Funds, Inc. (“Company”), subject to the authority of the Proxy Voting Committee (as defined herein) set forth in Section 2 below. Either Proxy Voting Officer may act on behalf of a Fund, and there shall be no requirement that both Proxy Voting Officers vote together. The Proxy Voting Officers may divide or determine responsibility for acting under this Policy in any manner they see fit. The Proxy Voting Officers shall take all reasonable efforts to monitor corporate actions, obtain all information sufficient to allow an informed vote on a pending matter, and ensure that all proxy votes are cast in a timely fashion and in a manner consistent with this Policy.

If, in the Proxy Voting Officer’s reasonable belief, it is in the best interest of each Fund’s shareholders to cast a particular vote in a manner that is contrary to this Policy, the Proxy Officer shall submit a request for a waiver to the Proxy Voting Committee (as defined below) stating the facts and reasons for the Proxy Voting Officer’s belief. The Proxy Voting Officer shall proceed to vote the proxy in accordance with the decision of the Proxy Voting Committee.

In addition, if, in the Proxy Voting Officer’s reasonable belief, it is in the best interest of the Fund’s shareholders to abstain from voting on a particular proxy solicitation, the Proxy Voting Officer shall make a record summarizing the reasons for the Proxy Voting Officer’s belief and shall present such summary to the Board along with other reports required in Section 4 below.

2. Proxy Voting Committee

The Board has formed a proxy voting committee (the “Proxy Voting Committee”), which is composed solely of the independent directors of the Company, to evaluate and determine (i) requests for waivers of this Policy and (ii) proxy solicitations that present a potential conflict of interest as discussed in Section 3 below.

3. Conflict of Interest Transactions

The Proxy Voting Officer shall submit to the Proxy Voting Committee all proxy solicitations that, in the Proxy Voting Officer’s reasonable belief, present a conflict between the interests of the Fund’s shareholders on one hand, and those of a Director, Officer, Adviser, Sub-Adviser (if any), Principal Underwriter or any of its affiliated persons/entities (each, an “Affiliated Entity”). Conflict of interest transactions include situations where:

•	an Affiliated Entity promotes a proxy proposal or is deemed to be the beneficial owner of 10% or more of a class of the issuer’s securities to which the proxy relates;

•

an Affiliated Entity has a business or personal relationship with the participant of a proxy contest such as members of the issuer’s management or the soliciting shareholder(s), when such relationship is of such closeness and intimacy that it would reasonably be construed to be of such nature that it would negatively affect the judgment of the Affiliated Entity;

•	an Affiliated Entity provides brokerage, underwriting, insurance or banking or other services to the issuer whose management is soliciting proxies;

•	an Affiliated Entity has a personal or business relationship with a candidate for directorship; or

•	an Affiliated Entity manages a pension plan or administers an employee benefit plan of the

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issuer, or intends to pursue an opportunity to do so.

In all such cases, the materials submitted to the Proxy Voting Committee shall include the name of the Affiliated Entity whose interests in the transaction are believed to conflict with the interests of the Fund, a brief description of the conflict, and any other information in the Proxy Voting Officer’s possession that would enable the Proxy Voting Committee to make an informed decision on the matter. The Proxy Voting Committee may seek the recommendation of an independent third party with respect to any such matter. The Proxy Voting Officer shall vote the proxy in accordance with the direction of the Proxy Voting Committee.

4. Report to the Board of Directors

The Proxy Voting Officers shall compile and present to the Board a quarterly report of all proxy solicitations received by each Fund, including for each proxy solicitation; (i) the name of the issuer; (ii) the exchange ticker symbol for the security; (iii) the CUSIP number; (iv) the shareholder meeting date; (v) a brief identification of the matter voted; (vi) whether the matter was proposed by the management or by a security holder; (vii) whether the Proxy Voting Officer cast his/her vote on the matter and if not, an explanation of why no vote was cast; (viii) how the vote was cast (i.e., for or against the proposal); (ix) whether the vote was cast for or against management; and (x) whether the vote was consistent with this Policy, and if inconsistent, an explanation of why the vote was cast in such manner.

5. Responding to Shareholders’ Request for Proxy Voting Disclosure

Consistent with the Company’s Proxy Voting Policy, the Company shall, not later than August 31 of each year, submit a complete proxy voting record to be filed with the Securities and Exchange Commission for the twelve-month period ending June 30th of such year on SEC Form N-PX. The Funds’ proxy voting record is available (i) on the SEC’s website at http://www.sec.gov, and (ii) without charge, to shareholders of the Funds by calling the Company’s toll-free number as listed in its current Prospectus. The Company shall respond to all shareholder requests for records within three business days of such request by first-class mail or other means designed to ensure prompt delivery.

6. Record Keeping

In connection with the Company’s Proxy Voting Policy, the Proxy Voting Officers shall maintain a record of the following:

•	Copies all proxy solicitations received by each Fund, including a brief summary of the name of the issuer, the exchange ticker symbol, the CUSIP number, and the shareholder meeting date;

•	a reconciliation of the proxy solicitations received and number of shares held by each Fund in the soliciting issuer;

•	the analysis undertaken to ensure that the vote cast is consistent with this Policy;

•	copies, if any, of any waiver request submitted to the Proxy Voting Committee along with the Proxy Voting Committee’s final determination relating thereto;

•	copies, if any, of all documents submitted to the Proxy Voting Committee relating to conflict of interest situations along with the Proxy Voting Committee’s final determinations relating thereto;

•	copies of any other documents created or used by the Proxy Voting Officer in determining how to vote the proxy;

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•	copies of all votes cast;

•	copies of all quarterly summaries presented to the Board; and

•	copies of all shareholder requests for a Fund’s proxy voting record and responses thereto.

All records required to be maintained under the Company’s Proxy Voting Policy shall be maintained in the manner and for such period as is consistent with other records required to be maintained by the Company pursuant to applicable rules and regulations promulgated under the 1940 Act.

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FAIRHOLME FUNDS, INC. (“COMPANY”)

PART C

OTHER INFORMATION

ITEM 28. EXHIBITS

(a)	ARTICLES OF INCORPORATION

	(1)	ARTICLES OF INCORPORATION — Filed herewith.

	(2)	ARTICLES SUPPLEMENTARY — Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on March 28, 2006.

	(3)	ARTICLES SUPPLEMENTARY — Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on March 28, 2006.

	(4)	ARTICLES SUPPLEMENTARY — Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on May 19, 2006.

	(5)	ARTICLES SUPPLEMENTARY — Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on March 29, 2007.

	(6)	ARTICLES SUPPLEMENTARY — Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on March 26, 2008.

	(7)	ARTICLES SUPPLEMENTARY — Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on March 26, 2008.

	(8)	ARTICLES SUPPLEMENTARY — Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on March 26, 2008.

	(9)	ARTICLES SUPPLEMENTARY — Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on January 23, 2009.

	(10)	ARTICLES SUPPLEMENTARY — Incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on December 18, 2009.

	(11)	ARTICLES SUPPLEMENTARY — Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on October 26, 2010.

	(12)	ARTICLES SUPPLEMENTARY – Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on October 26, 2010.

	(13)	ARTICLES SUPPLEMENTARY – Incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on December 21, 2010.

	(14)	CERTIFICATE OF CORRECTION – Filed herewith.

(b)	AMENDED AND RESTATED BY-LAWS — Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on March 26, 2008.

(c)	INSTRUMENTS DEFINING RIGHTS OF SHAREHOLDERS — None, See Articles of Incorporation.

(d)	(1)	INVESTMENT MANAGEMENT AGREEMENT (Fairholme Fund) — Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on May 23, 2008.

	(2)	INVESTMENT MANAGEMENT AGREEMENT (Fairholme Focused Income Fund) — Incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on October 21, 2009.

(3)

FORM OF INVESTMENT MANAGEMENT AGREEMENT (Fairholme Allocation Fund) — Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on October 26, 2010.

(e)	UNDERWRITING AGREEMENT — Incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on December 21, 2010.

(f)	BONUS OR PROFIT SHARING CONTRACTS — None.

(g)	CUSTODY SERVICES AGREEMENT — Incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on March 13, 2009.

(h)	OTHER MATERIAL CONTRACTS

	(1)	(i)	ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT— Incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on March 13, 2009.

		(ii)	EXHIBIT A TO THE ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT – Incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on December 21, 2010.

	(2)	(i)	TRANSFER AGENT SERVICES AGREEMENT — Incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on March 13, 2009.

		(ii)	EXHIBIT A TO THE TRANSFER AGENT SERVICES AGREEMENT – Incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on December 21, 2010.

	(3)		SERVICES AGREEMENT dated October 20, 2009 — Incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on December 21, 2010.

	(4)	(i)	AMENDED AND RESTATED FEE WAIVER AND OPERATING EXPENSES LIMITATION AGREEMENT (Fairholme Focused Income Fund) — Filed herewith.

(ii)

FEE WAIVER AND OPERATING EXPENSES LIMITATION AGREEMENT (Fairholme Allocation Fund) – Incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on December 21, 2010.

	(5)	POWER OF ATTORNEY for Howard Frank — Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on January 23, 2009.

	(6)	POWER OF ATTORNEY for Avivith Oppenheim — Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on January 23, 2009.

	(7)	POWER OF ATTORNEY for Charles M. Fernandez — Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on January 23, 2009.

	(8)	POWER OF ATTORNEY for Leigh Walters — Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on January 23, 2009.

	(9)	POWER OF ATTORNEY for Cesar Alvarez — Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on January 23, 2009.

	(10)	POWER OF ATTORNEY for Terry Baxter — Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on January 23, 2009.

(i)	LEGAL OPINION & CONSENT — Filed herewith.

(j)	CONSENT OF INDEPENDENT AUDITORS — Filed herewith.

(k)	OMITTED FINANCIAL STATEMENTS — Not applicable.

(l)	INITIAL CAPITAL AGREEMENTS — Incorporated by reference to Pre-Effective Amendment No. 2 to Original Registration Statement on Form N-1A, filed on December 29, 1999.

(m)	RULE 12b-1 PLAN — Not Applicable.

(n)	RULE 18f-3 PLAN — Not Applicable.

(o)	RESERVED.

(p)	CODES OF ETHICS.

	(1)	AMENDED CODE OF ETHICS FOR THE COMPANY — Filed herewith.

(2)	AMENDED CODE OF ETHICS FOR THE MANAGER — Filed herewith.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

There are no persons controlled by or under common control with the Registrant.

ITEM 30.	INDEMNIFICATION

(a) General. The Articles of Incorporation (the Articles) of the Corporation provide that to the fullest extent permitted by Maryland and federal statutory and decisional law, as amended or interpreted, no director or officer of this Corporation shall be personally liable to the Corporation or the holders of shares for money damages for breach of fiduciary duty as a director and each director and officer shall be indemnified by the Corporation; provided, however, that nothing herein shall be deemed to protect any director or officer of the Corporation against any liability to the Corporation or the holders of shares to which such director or officer would otherwise be subject by reason of breach of the director's or officer's duty of loyalty to the Corporation or its stockholders, for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law or for any transaction from which the director derived any improper personal benefit.

The By-Laws of the Corporation, Article VI, provide that the Corporation shall indemnify to the fullest extent required or permitted under Maryland law or The Investment Company Act of 1940, as either may be amended from time to time, any individual who is a director or officer of the Corporation and who, by reason of his or he position was, is or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter collectively referred to as a Proceeding) against judgments, penalties, fines, settlements and reasonable expenses actually incurred by such director or officer in connection with such Proceeding, to the fullest extent that such indemnification may be lawful under Maryland law or the Investment Company Act of 1940.

(b) Disabling Conduct. No director or officer shall be protected against any liability to the Corporation or its shareholders if such director or officer would be subject to such liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (such conduct hereinafter referred to as Disabling Conduct).

Article 2-418 of the General Corporation Laws of Maryland provides that no indemnification of a director or officer may be made unless: (1) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the director or officer to be indemnified was not liable by reason of Disabling Conduct; or (2) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the director or officer to be indemnified was not liable by reason of Disabling Conduct, which determination shall be made by: (i) the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of one or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate; (ii) special legal counsel selected by the board of directors or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefore and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or (iii) the stockholders.

(c) Standard of Conduct. The Corporation may not indemnify any director if it is proved that: (1) the act or omission of the director was material to the cause of action adjudicated in the Proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal benefit; or (3) in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. No indemnification may be made under Maryland law unless authorized for a specific proceeding after a determination has been made, in accordance with Maryland law, that indemnification is permissible in the circumstances because the requisite standard of conduct has been met.

(d) Required Indemnification. A director or officer who is successful, on the merits or otherwise, in the defense of any Proceeding shall be indemnified against reasonable expenses incurred by the director or officer in connection with the Proceeding. In addition, under Maryland law, a court of appropriate jurisdiction may order indemnification under certain circumstances.

(e) Advance Payment. The Corporation may pay any reasonable expenses so incurred by any director or officer in defending a Proceeding in advance of the final disposition thereof to the fullest extent permissible under Maryland law. Such advance payment of expenses shall be made only upon the undertaking by such director or officer to repay the advance unless it is ultimately determined that such director or officer is entitled to indemnification, and only if one of the following conditions is met: (1) the director or officer to be indemnified provides a security for his undertaking; (2) the Corporation shall be insured against losses arising by reason of any lawful advances; or (3) there is a determination, based on a review of readily available facts, that there is reason to believe that the director or officer to be indemnified ultimately will be entitled to indemnification, which determination shall be made by: (i) a majority of a quorum of directors who are neither interested persons of the Corporation, as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or (ii) an independent legal counsel in a written opinion.

(f) Insurance. To the fullest extent permitted by Maryland law and Section 17(h) of the Investment Company Act of 1940, the Corporation may purchase and maintain insurance on behalf of any officer or director of the Corporation, against any liability asserted against him or her and incurred by him or her in and arising out of his or her position, whether or not the Corporation would have the power to indemnify him or her against such liability.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

None.

ITEM 32.	PRINCIPAL UNDERWRITER

(a)	None.

(b)

Fairholme Distributors, Inc. (the “Distributor”), is a Delaware corporation located at 760 Moore Road, King of Prussia, PA 19406. The Distributor is a wholly-owned subsidiary of BNY Mellon Distributors Inc. and an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation, a publicly traded company.

The following is a list of the directors and executive officers of the Distributor:

Board of Directors

Name	Position(s) with Distributor
Michael DeNofrio	Director
Steven Turowski	Director
John F. Fulgoney	Director
Dennis J. Westley	Director
Scott LaVasseur	Director

Officers

Name	Position(s) with Distributor
John F. Fulgoney	President and Chief Executive Officer
Bruno Di Stefano	Vice President

Susan K. Moscaritolo	Vice President
Matthew O. Tierney	Treasurer and Financial Operations Principal, Chief Financial Officer
Felicia Antonio	Chief Compliance Officer
Ellen C. Krause	Chief Risk Officer
Jodi Jamison	Chief Legal Officer
Maria C. Schaffer	Controller and Assistant Treasurer
John J. Munera	Anti-Money Laundering Officer
Ronald Berge	Asst Vice President
Dianna A. Stone	Secretary and Clerk
Kevin D. Peterson	Assistant Treasurer – Tax
Gary E. Abbs	Assistant Treasurer – Tax
Joanne S. Huber	Assistant Treasurer – Tax
Barbara J. Parrish	Assistant Secretary
Mary Lou Olinski	Assistant Secretary
Cristina Rice	Assistant Secretary

(c)	Not Applicable.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained in the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Transfer Agent and Fund Accountant	BNY Mellon Investment Servicing (US) Inc. 760 Moore Road King of Prussia, PA 19406

Registrant’s Investment Adviser	Fairholme Capital Management, L.L.C. 4400 Biscayne Blvd. Miami, FL 33137

Registrant’s Custodian	PFPC Trust 8800 Tinicum Boulevard Philadelphia, PA 19153

Registrant’s Distributor	Fairholme Distributors, Inc. 760 Moore Road King of Prussia, PA 19406

ITEM 34.	MANAGEMENT SERVICES

None

ITEM 35.	UNDERTAKINGS

None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the city of Miami and State of Florida, on the 30th day of March, 2011.

FAIRHOLME FUNDS, INC.

/s/ Bruce R. Berkowitz
By:	BRUCE R. BERKOWITZ
President

Pursuant to the requirements of the 1933 Act, this Amendment to the Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Name	Title	Date

/s/ Bruce R. Berkowitz	President & Director	March 30, 2011
Bruce R. Berkowitz

/s/ Timothy Biedrzycki	Treasurer	March 30, 2011
Timothy Biedrzycki

/s/ Charles M. Fernandez*	Director	March 30, 2011
Charles M. Fernandez

/s/ Howard S. Frank *	Director	March 30, 2011
Howard S. Frank

/s/ Avivith Oppenheim, Esq.*	Director	March 30, 2011
Avivith Oppenheim, Esq.

/s/ Leigh Walters, Esq.*	Director	March 30, 2011
Leigh Walters, Esq.

/s/ Terry L. Baxter*	Director	March 30, 2011
Terry L. Baxter

/s/ Cesar L. Alvarez*	Director	March 30, 2011
Cesar L. Alvarez

* By /s/ Bruce R. Berkowitz
Bruce R. Berkowitz
Attorney-in-Fact (pursuant to powers of attorney previously filed with the Securities and Exchange Commission)

SCHEDULE OF EXHIBITS TO FORM N-1A

Fairholme Funds, Inc.

Exhibit Number	Exhibit

Ex.28.a.1	ARTICLES OF INCORPORATION

Ex.28.a.14	CERTIFICATE OF CORRECTION

Ex.28.h.4.i	AMENDED AND RESTATED FEE WAIVER AND OPERATING EXPENSES LIMITATION AGREEMENT (Fairholme Focused Income Fund)

Ex.28.i	LEGAL OPINION & CONSENT

Ex.28.j	CONSENT OF INDEPENDENT AUDITORS

Ex.28.p.1	AMENDED CODE OF ETHICS FOR THE COMPANY

Ex.28.p.2	AMENDED CODE OF ETHICS FOR THE MANAGER